THIRD QUARTER REPORT

JUNE 30, 2006

Advised by Harris Associates L.P.

THE OAKMARK FUNDS

2006 Third Quarter Report

President's Letter	1

Summary Information	2

Commentary on The Oakmark and Oakmark Select Funds	4

The Oakmark Fund

Letter from the Portfolio Managers	6

Schedule of Investments	7

The Oakmark Select Fund

Letter from the Portfolio Managers	11

Schedule of Investments	12

The Oakmark Equity and Income Fund

Letter from the Portfolio Managers	14

Schedule of Investments	16

The Oakmark Global Fund

Letter from the Portfolio Managers	21

Global Diversification Chart	23

Schedule of Investments	24

Commentary on The International and International Small Cap Funds	29

The Oakmark International Fund

Letter from the Portfolio Manager	30

International Diversification Chart	31

Schedule of Investments	32

The Oakmark International Small Cap Fund

Letter from the Portfolio Managers	37

International Diversification Chart	39

Schedule of Investments	40

Oakmark Philosophy and Process	47

The Oakmark Glossary	48

Trustees and Officers	49

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe", "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

President's Letter

Dear Fellow Shareholders,

World markets took a wild ride in the second quarter. The strong stock market rally of the first quarter extended into April, but then quickly reversed with sharp corrections in markets all around the world. At their worst, U.S. market averages fell almost 8% from their peak. Emerging markets and small cap international stocks, the strongest performers of the past several years, were hit the hardest. International small cap indexes were down 18% from peak to trough. Many markets rallied strongly at the end of the quarter, leaving the major world market indexes with mixed results for the period.

Our Funds also turned in mixed results for the quarter. Importantly, for the year-to-date, all of our Funds have produced solidly positive returns, and most have exceeded their benchmark.

Market Volatility and Investment Discipline

The market volatility of the past quarter was not unusual. As value investors, we believe that a key component to success is taking a disciplined approach to sharp price swings and to use stock price volatility to one's advantage. Stocks move randomly up and down, with significant shifts often based upon non-fundamental factors. Investor emotion—greed in a strong market and fear in sharp declines—often extends these swings to extremes. Emotion-driven investors are often tempted to buy yesterday's winners and sell based on extrapolating short-term concerns. This is not the key to investment success.

Instead, an unemotional focus on business value (which is far less volatile than market prices) and a determination to buy stocks at significant discounts to those business values help turn market volatility into an advantage. This discipline provides the means to tune out the market's noise, to buy stocks when they are out of favor, and to sell them when the market has fully recognized their intrinsic value. While many investors have observed the market volatility of the last quarter and chosen to take to the sidelines out of fear and uncertainty, we welcome it and have used the volatility as a means to enhance returns and build more attractive portfolios for our shareholders. This is a repeated theme in many of the Fund manager letters that follow this one.

We also encourage our Fund investors to take a similar approach when making their fund investment decisions. Sticking to a disciplined long-term plan, particularly in periods of volatility, is essential to long-term wealth accumulation.

Oakmark Funds Elect New Trustee

On April 26, 2006, Steven S. Rogers was elected to The Oakmark Funds' Board of Trustees. His election brings the total number of trustees on the Oakmark Board to ten, of which eight are independent trustees. Steve is the Gordon and Llura Gund Family Distinguished Professor of Entrepreneurship at Kellogg School of Management, Northwestern University, where he has taught since 1995. Steve brings to the board a distinguished record of academic achievement at Kellogg, significant experience on several public company boards and a creative and inquisitive financial mind. We are pleased to have him serving Oakmark shareholders.

Thank you for your continued investment and confidence in The Oakmark Funds. We welcome your comments and questions. You can reach us via e-mail at ContactOakmark@oakmark.com.

John R. Raitt
President of The Oakmark Funds
President and CEO of Harris Associates L.P.

THE OAKMARK FUNDS

Summary Information

Performance for Period Ended June 30, 2006[1]	The Oakmark Fund—Class I (OAKMX)	The Oakmark Select Fund—Class I (OAKLX)	The Oakmark Equity and Income Fund—Class I (OAKBX)	The Oakmark Global Fund—Class I (OAKGX)	The Oakmark International Fund—Class I (OAKIX)	The Oakmark International Small Cap Fund—Class I (OAKEX)

3 Months*	-0.35%	-0.77%	1.57%	0.80%	2.90%	-0.58%

1 Year	4.16%	6.82%	10.13%	20.47%	26.73%	31.38%

Average Annual Total Return for:

3 Year	8.41%	9.30%	11.41%	20.73%	24.30%	32.72%

5 Year	4.29%	6.60%	9.44%	16.52%	12.97%	21.59%

10 Year	8.00%	N/A	13.27%	N/A	11.41%	13.74%

Since inception	15.10% (8/5/91)	17.97% (11/1/96)	13.44% (11/1/95)	16.41% (8/4/99)	13.07% (9/30/92)	14.39% (11/1/95)

Top Five Equity Holdings as of June 30, 2006[2] Company and % of Total Net Assets	Washington Mutual, Inc. 3.5% McDonald's Corporation 2.8% Yum! Brands, Inc. 2.6% Time Warner Inc. 2.4% H&R Block, Inc. 2.4%	Washington Mutual, Inc. 15.8% Yum! Brands, Inc. 7.2% H&R Block, Inc. 6.2% First Data Corporation 5.3% McDonald's Corporation 4.6%	XTO Energy, Inc. 4.4% EnCana Corp 3.2% General Dynamics Corporation 2.9% Nestle SA 2.9% ConocoPhillips 2.8%	GlaxoSmithKline plc 3.6% Bayerische Motoren Werke (BMW) AG 3.2% Snap-on Incorporated 3.2% NTT DoCoMo, Inc. 3.1% Diageo plc 3.0%	GlaxoSmithKline plc 3.7% British Sky Broadcasting Group plc 3.7% DaimlerChrysler AG 3.4% NTT DoCoMo, Inc. 3.3% Bayerische Motoren Werke (BMW) AG 3.2%	Julius Baer Holding Ltd., Class B 3.9% JJB Sports plc 3.8% Matalan PLC 3.7% Carpetright plc 3.6% Square Enix Co., Ltd. 3.2%

Sector Allocation as of June 30, 2006 Sector and % of Market Value	Consumer Discretionary 42.9% Financials 14.8% Information Technology 12.9% Consumer Staples 12.6% Health Care 8.1% Industrials 7.2% Energy 1.5%	Consumer Discretionary 48.7% Financials 21.2% Information Technology 17.5% Health Care 8.3% Industrials 4.3%	U.S. Government
Securities 30.0%
Consumer
Discretionary 12.5%
Energy 12.2%
Consumer Staples 12.1%
Foreign Government
Securities 9.3%
Industrials 9.3%
Health Care 5.8%
Financials 5.6%
Information
Technology 2.9%
			Materials 0.3%	Consumer Discretionary 28.5% Information Technology 14.2% Consumer Staples 12.3% Health Care 10.6% Financials 9.6% Telecommunication Services 9.2% Industrials 8.6% Energy 4.1% Materials 2.9%	Consumer Discretionary 32.8% Financials 18.5% Consumer Staples 16.9% Telecommunication Services 9.8% Health Care 8.7% Materials 5.7% Industrials 5.3% Information Technology 2.0% Energy 0.3%	Consumer Discretionary 31.8% Industrials 21.9% Information Technology 17.7% Financials 14.2% Health Care 5.1% Consumer Staples 4.9% Materials 2.8% Telecommunication Services 1.6%

The performance data quoted represents past performance. The above performance information for the Funds does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, visit oakmark.com.

* Not annualized

THE OAKMARK FUNDS

THE OAKMARK FUNDS

THE OAKMARK AND OAKMARK SELECT FUNDS

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

This is an excerpt from Bill's recent keynote speech at the Morningstar Investment Conference. Please see the Oakmark website for the entire text.

When we apply our criteria to today's market, where do we find investment opportunity? To answer that, I would like to take a step backwards and look at a graph of recent history. The green line on Chart 1 shows the spread of P/Es3 for the S&P 5004 companies in June 1999. If we look at the far right hand side of the graph, it indicates that 12% of the market value of the S&P 500 sold at a P/E above 80 times earnings. We can also see the largest grouping, at about 15% of the S&P market cap, at what would be called a market multiple, between 30 and 35 times earnings. At the left-hand side of the graph, we see that quite a bit of the S&P was selling at less than half of the market multiple, and a fair amount was even at single digit P/Es.

That was a good time to be a value investor. It was easy to construct a portfolio of stocks that was selling much more cheaply than the S&P 500 was selling. Despite the market P/E multiple of about 30 times earnings, most stocks in the Oakmark Fund portfolio sold at P/E's in the teens. It was full of what might be called "traditional value names" like Brunswick, Old Republic, A.C. Nielsen, Boeing, Eaton, Cooper Industries, Geon and Bandag. At the time, as concerned as we were about "irrational exuberance," our bottom-up analysis made us comfortable that the specific stocks we were invested in would end up having reasonable long-term returns.

The market peaked in early 2000. The NASDAQ5, which was over 5000, fell to near 1000. We saw the S&P 500, that had been over 1500, fall below 1000. Yet despite the market decline, the portfolio of undervalued traditional companies that we owned went up in price. The result of that divergent market—the overvalued stocks coming down in price and the undervalued going up—was that the P/E distribution graph changed significantly. The gray line on the chart shows the P/E distribution as of June 2003, just four years later. Two things are important to note: first, the average P/E has moved way to the left reflecting the significant decline in the market. Instead of over 30 times earnings, the average multiple fell to about 15 times earnings.

DISTRIBUTION OF S&P 500 MULTIPLES

Trailing 12-Month P/E Multiples

Source: FactSet data. Chart is for illustrative purposes only.

LARGE-CAP GROWTH STOCKS

Ticker	Company	P/E 1999-A	EPS[7] '06-E vs. '99-A	Stock Price vs. 2000 High	P/E 2006-E
	S&P 500 Composite	31	67%	-19%	15.2
C	Citigroup Inc.	25	93%	-12%	11.2
DELL	Dell Inc.	90	110%	-60%	17.4
HDI	Harley-Davidson	58	325%	5%	14.2
HPQ	Hewlett-Packard	45	44%	-52%	14.9
HD	Home Depot	68	201%	-47%	11.9
KSS	Kohl's Corp.	83	273%	-14%	19.3
TXN	Texas Instruments	116	96%	-70%	17.5
TWX	Time Warner Inc.	225	142%	-79%	19.1
TYC	Tyco Int'l Ltd.	94	188%	-55%	14.8
WMT	Wal-Mart Stores	56	135%	-31%	16.4
	AVERAGE (ex. S&P 500)	86	161%	-42%	15.7

Source: FactSet data and First Call estimates. As of 6/19/06. For informational purposes only and are not recommendations of individual stocks.

THE OAKMARK AND OAKMARK SELECT FUNDS

Just as important, notice how much tighter the distribution is. Not nearly as many stocks sold at large discounts or large premiums to the average multiple. To us, much of that change was an accurate reflection of fundamentals. We believed that the stocks that were selling at modest discounts to the market in 2003—generally the cyclical and commodity names—deserved to sell at discounts because they had less control over their businesses than other companies did. Looking at the companies that were selling at premiums, we thought that there, too, the market had rationally reduced the giant premium required to own large-cap, growth businesses.

But as often happens, we thought the market went too far. No longer was the value investor priced out of the market for owning businesses with above average growth. Stock-by-stock, our portfolio changed. As the mediocre businesses that we had owned in Oakmark started to hit their price targets, we couldn't find traditional low P/E stocks to replace them. Instead, the best opportunities that our analysts uncovered were now the very same names that four years earlier we thought were selling at crazy prices. So one-by-one, names such as Home Depot and Wal-Mart started to find their way into our portfolios.

We believe that the best opportunities in the market today are still the fallen growth stocks: stocks that have performed poorly over the past five years but whose businesses have continued to perform well. We believe these are still growth companies, but based on stock performance, they now look more like value stocks. We don't believe the commodity price surge of the past three years will recur; in fact, we think it will likely reverse somewhat. And, if we are right, it is very unlikely that stock price trends of the past three years will continue.

So, back to the P/E dispersion chart. The black line shows where the market is on May 30, 2006. You see that we are still confronting a very tight distribution, even somewhat tighter than existed three years ago. And though this chart doesn't show it, I'd add that mid- and small-cap names no longer are priced below this average. Today, very little premium is required to buy what in our opinion are superior businesses.

Let's get more specific about some of the companies we find interesting. Chart 2 shows P/Es based on the high price in 2000 relative to trailing 1999 earnings. You can see that the S&P 500 was over 30 times earnings. The average of this list of highly thought of businesses: Citigroup, Dell, Harley Davidson, Hewlett Packard, Home Depot, Kohls, Texas Instruments, Time Warner, Tyco and Wal-Mart sold at 86 times earnings.

The next column shows the percentage gain in earnings per share from 1999 to the 2006 estimate. From 1999 to 2006, S&P 500 earnings grew 67%, about an 8% annual compounded rate. In comparison, you can see the growth that our sample companies achieved during that same time period. The range is from a low of 44% at HP to a high of over 300% at Harley Davidson. The average earnings growth for these ten companies was 161%. Contrast that with this third column, which shows the change in stock price. The S&P 500 is down 19% from its high in 2000. These ten high quality companies averaged a decline of 42%. They range from up 5% at Harley Davidson to down 79% at Time Warner. On average, these stocks lost a little more than twice what the S&P lost, despite showing earnings growth of more than double that of the S&P.

Now, price being down is often sufficient for us to get interested in a stock, but it certainly is not sufficient to argue that it is undervalued. So, the fourth column shows the current P/E for each stock and the S&P 500 based on 2006 First Call estimates. You can see the range. At the low end, Citigroup sells at 11 times earnings, and at the high end, Kohl's sells at 19 times earnings. As a group, the list today sells at 15.7 times earnings, barely half a P/E point higher than the S&P 500. So these ten stocks, which were priced at 86 times earnings just six years ago, are now priced basically at parity with the S&P.

Over the past six years, achieving earnings growth that was more than double the S&P was not sufficient to prevent these stocks from declining sharply in price. The starting P/E was just too high to overcome. But today, they face a very different outlook. They are now priced as if they are only average businesses. If they prove to be only average businesses, well, they are already priced as such. So, that's our margin of safety. But, if as expected, they show earnings growth that is superior to the S&P 500, these should now perform as superior stocks. We think it is likely that these 10 companies, all of which have been added to the Oakmark Fund in the past couple of years, will achieve long-term earnings growth significantly higher than the S&P 500 will achieve. And if we're right, not only do we make money with the higher earnings growth, but we also think it is highly likely that we'll also make money from P/E expansion.

Best wishes,

William C. Nygren, CFA
Portfolio Manager

bnygren@oakmark.com

THE OAKMARK AND OAKMARK SELECT FUNDS

THE OAKMARK FUND

Report from Bill Nygren and Kevin Grant, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (6/30/06) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX4

		Average Annual Total Returns
		(as of 6/30/06)
	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (8/5/91)
Oakmark Fund (Class I)	-0.35%	4.16%	4.29%	8.00%	15.10%
S&P 500	-1.44%	8.63%	2.49%	8.32%	10.52%
Dow Jones Average[8]	0.94%	11.08%	3.43%	9.14%	11.71%
Lipper Large Cap Value Index[9]	0.06%	10.46%	3.93%	8.35%	10.43%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

Last quarter The Oakmark Fund lost a fraction of one percent, which rounds to no change, compared to the S&P 500's loss of a little more than 1%. For the calendar year-to-date, both the Fund and the S&P are up 3%. Comcast, up 25%, led the Fund's biggest gainers in the quarter, followed by Kohl's and H&R Block, which were both up 11%. Kohl's has continued to achieve strong sales momentum. Comcast's and Block's gains seemed less tied to news and more like reversals of past stock underperformance. During the past quarter, more of our stocks were up than down, but we uncharacteristically had more large losers than large gainers. Pulte Homes, Home Depot and Fortune Brands were all double-digit losers due to growing fears of a hard landing for the housing market. Sun Microsystems, one of our best performers last quarter, gave back those gains as competitors' new product introductions began to narrow Sun's performance advantage. We remain confident in all of these holdings. We sold CBS and restored our Viacom weighting to a normal position. We also sold our Coca-Cola Enterprises because we believed Coca-Cola had become more attractive (see below), and we converted our remaining Burlington Resources stock into ConocoPhillips because selling some Conoco instead of Burlington realized less taxable gain. In addition to Coca-Cola, we added shares of Schering-Plough, which is discussed on our website.

Coca-Cola (KO—$43)

In 1998 we were the "value" part of a mutual fund presentation to financial advisors. We started off the discussion of investment philosophy with our familiar three requirements: we want businesses that grow, managements on our side, but most important, we will only buy at large discounts to estimated business value. Then, the growth manager began: "Coca-Cola. Investing doesn't need to be so complicated. When you buy great businesses you don't need to worry about price." Coke stock peaked at $89 in 1998, and despite growing earnings more than 50% since then, the stock now trades at less than half that price. The world's largest beverage company, which was previously priced at over 60 times earnings, today sells at 17 times expected earnings and has a dividend yield of 3%. We believe that growth in global sales, combined with share repurchase and an above-average dividend yield will now produce good returns for Coca-Cola shareholders.

Best wishes,

William C. Nygren, CFA Portfolio Manager bnygren@oakmark.com	Kevin G. Grant, CFA Portfolio Manager kgrant@oakmark.com

THE OAKMARK FUND

THE OAKMARK FUND

Schedule of Investments—June 30, 2006 (Unaudited)

Name	Shares Held	Market Value
Common Stocks—94.5%
Apparel Retail—4.1%
Limited Brands	4,628,047	$118,431,723
The Gap, Inc.	5,766,700	100,340,580
		218,772,303
Broadcasting & Cable TV—7.1%
Comcast Corporation, Special Class A (a)	3,425,000	$112,271,500
The DIRECTV Group, Inc. (a)	6,150,000	101,475,000
EchoStar Communications Corporation, Class A (a)	2,525,000	77,795,250
Liberty Media Holding Corp - Capital, Class A (a)	739,970	61,987,287
Discovery Holding Company, Class A (a)	1,740,140	25,458,248
		378,987,285
Catalog Retail—1.2%
Liberty Media Holding Corp - Interactive, Class A (a)	3,699,850	$63,859,411
Department Stores—2.1%
Kohl's Corporation (a)	1,950,000	$115,284,000
Home Improvement Retail—2.1%
The Home Depot, Inc.	3,181,500	$113,865,885
Homebuilding—1.9%
Pulte Homes, Inc.	3,500,000	$100,765,000
Household Appliances—1.7%
The Black & Decker Corporation	1,050,000	$88,683,000
Housewares & Specialties—1.9%
Fortune Brands, Inc.	1,400,000	$99,414,000
Leisure Products—1.0%
Mattel, Inc.	3,274,300	$54,058,693
Motorcycle Manufacturers—2.2%
Harley-Davidson, Inc.	2,200,000	$120,758,000
Movies & Entertainment—6.2%
Time Warner, Inc.	7,447,700	$128,845,210
The Walt Disney Company	3,400,000	102,000,000
Viacom, Inc., Class B (a)	2,839,745	101,776,461
		332,621,671
Publishing—1.3%
Gannett Co., Inc.	1,234,500	$69,045,585

THE OAKMARK FUND

THE OAKMARK FUND

Schedule of Investments—June 30, 2006 (Unaudited) cont.

Name	Shares Held	Market Value
Common Stocks—94.5% (cont.)
Restaurants—5.3%
McDonald's Corporation	4,450,000	$149,520,000
Yum! Brands, Inc.	2,724,000	136,935,480
		286,455,480
Specialized Consumer Services—2.4%
H&R Block, Inc.	5,358,600	$127,856,196
Brewers—3.7%
Anheuser-Busch Companies, Inc.	2,350,000	$107,136,500
InBev NV (b)	1,850,000	90,745,400
		197,881,900
Distillers & Vintners—1.6%
Diageo plc (c)	1,271,000	$85,856,050
Hypermarkets & Super Centers—2.1%
Wal-Mart Stores, Inc.	2,300,000	$110,791,000
Packaged Foods & Meats—3.4%
H.J. Heinz Company	2,250,000	$92,745,000
General Mills, Inc.	1,756,000	90,714,960
		183,459,960
Soft Drinks—1.1%
The Coca-Cola Company	1,398,700	$60,172,074
Integrated Oil & Gas—1.5%
ConocoPhillips	1,200,373	$78,660,442
Asset Management & Custody Banks—1.3%
The Bank of New York Company, Inc.	2,150,000	$69,230,000
Diversified Banks—2.0%
U.S. Bancorp	3,450,000	$106,536,000
Life & Health Insurance—1.5%
AFLAC Incorporated	1,767,000	$81,900,450
Other Diversified Financial Services—4.4%
JP Morgan Chase & Co.	2,800,000	$117,600,000
Citigroup, Inc.	2,400,000	115,776,000
		233,376,000
Thrifts & Mortgage Finance—4.8%
Washington Mutual, Inc.	4,137,300	$188,578,134
MGIC Investment Corporation	1,090,600	70,889,000
		259,467,134

THE OAKMARK FUND

THE OAKMARK FUND

Schedule of Investments—June 30, 2006 (Unaudited) cont.

Name	Shares Held/ Par Value	Market Value
Common Stocks—94.5% (cont.)
Health Care Equipment—2.0%
Baxter International, Inc.	2,900,000	$106,604,000
Pharmaceuticals—5.6%
Bristol-Myers Squibb Company	4,500,000	$116,370,000
Abbott Laboratories	2,487,300	108,471,153
Schering-Plough Corporation	4,000,000	76,120,000
		300,961,153
Aerospace & Defense—3.6%
Raytheon Company	2,650,000	$118,110,500
Honeywell International, Inc.	1,900,000	76,570,000
		194,680,500
Building Products—1.9%
Masco Corporation	3,433,600	$101,771,904
Industrial Conglomerates—1.3%
Tyco International Ltd. (b)	2,558,000	$70,345,000
Computer Hardware—5.0%
Dell Inc. (a)	4,000,000	$97,640,000
Hewlett-Packard Company	2,925,000	92,664,000
Sun Microsystems, Inc. (a)	19,270,000	79,970,500
		270,274,500
Data Processing & Outsourced Services—2.2%
First Data Corporation	2,575,000	$115,978,000
Office Electronics—1.4%
Xerox Corporation (a)	5,272,400	$73,339,084
Semiconductors—3.6%
Intel Corp.	5,700,000	$108,015,000
Texas Instruments Incorporated	2,800,000	84,812,000
		192,827,000
Total Common Stocks (Cost: $3,849,711,568)		5,064,538,660
Short Term Investments—5.5%
U.S. Government Agencies—2.8%
Fannie Mae, 4.96%-5.17% due 7/10/2006 - 7/27/2006	$150,000,000	$149,564,611
Total U.S. Government Agencies (Cost: $149,564,611)		149,564,611

THE OAKMARK FUND

THE OAKMARK FUND

Schedule of Investments—June 30, 2006 (Unaudited) cont.

Name	Par Value	Market Value
Short Term Investments—5.5% (cont.)
Repurchase Agreement—2.7%
IBT Repurchase Agreement, 4.75% dated 6/30/2006 due 7/3/2006, repurchase price $147,194,339, collateralized by Government National Mortgage Association Bonds, with rates of 4.875% - 5.375%, with maturities from 5/20/34 - 7/20/34, with an aggregate market value plus accrued interest of $52,500,000, and by Small Business Administration Bonds, with rates of 7.125% - 8.260%, with maturities from 7/25/2018 - 7/25/2030, and with an aggregate market value plus accrued interest of $101,992,903	$147,136,098	$147,136,098
Total Repurchase Agreement (Cost: $147,136,098)		147,136,098
Total Short Term Investments (Cost: $296,700,709)		296,700,709
Total Investments (Cost $4,146,412,277)—100.0%		$5,361,239,369
Other Assets In Excess Of Other Liabilities—0.0%		1,508,170
Total Net Assets—100%		$5,362,747,539

(a) Non-income producing security.

(b) Represents a foreign domiciled corporation.

(c) Represents an American Depository Receipt.

THE OAKMARK FUND

THE OAKMARK SELECT FUND

Report from Bill Nygren and Henry Berghoef, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (6/30/06) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX4

		Average Annual Total Returns
		(as of 6/30/06)
	Total Return Last 3 Months*	1-year	5-year	Since Inception (11/1/96)
Oakmark Select Fund (Class I)	-0.77%	6.82%	6.60%	17.97%
S&P 500	-1.44%	8.63%	2.49%	8.00%
S&P MidCap 400[10]	-3.15%	12.98%	9.30%	13.96%
Lipper Mid Cap Value Index[11]	-2.21%	10.94%	10.13%	10.91%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Select Fund lost a little less than 1% last quarter, compared to the S&P 500, which lost a little more than 1%. For the calendar year-to-date, Select's 2% gain slightly trails the S&P's 3% gain. Our most positive performers were two of our largest holdings, Washington Mutual and H&R Block. Washington Mutual benefited from a strong financial sector performance, perhaps because investors now anticipate an end to rising short-term interest rates. H&R Block responded well to a strong second half of their tax preparation year. We are pleased with Block's progress and anticipate a strong 2007 tax season—one that is not burdened by computer problems or new lending products from their competition. On the downside, recent purchases Dell and Pulte continued to decline—in our opinion, excessively—so both positions were significantly increased. Unfortunately, the magnitude of their declines was greater than the magnitude of our winners, leading to the slight decline in the portfolio for the quarter.

Two of our holdings, Viacom International and Liberty Media, split into two pieces this year. Viacom spun off their interest in CBS last quarter, and Liberty spun off their ownership of QVC as Liberty Interactive. We viewed both companies as attractive prior to their spin-offs, and after the spin-offs, we thought all four were attractive. Because of Select's concentrated mandate, however, we sought to focus our investment in the most attractive opportunities. So during the quarter, we sold CBS and Liberty Capital, and we increased our positions in "new" Viacom and Liberty Interactive. The sales were achieved with minimal tax consequences because we had not incurred a meaningful gain or loss on either position.

With Nickelodeon and MTV as its major assets, the "new" Viacom is nearly a pure play in cable TV programming. Liberty Interactive is the leader in shop-at-home programming due to its primary asset, the QVC channel. QVC has shown amazing growth and viewer loyalty as it continues to deliver that perfect combination of entertainment, information and value to its customers. We believe that both Viacom and Liberty Interactive will be above average growers and that they will produce much more cash than they need to support their growth. We are pleased to now have full positions in these focused businesses.

Best wishes,

William C. Nygren, CFA Portfolio Manager bnygren@oakmark.com	Henry R. Berghoef, CFA Portfolio Manager berghoef@oakmark.com

THE OAKMARK SELECT FUND

THE OAKMARK SELECT FUND

Schedule of Investments—June 30, 2006 (Unaudited)

Name	Shares Held	Market Value
Common Stocks—95.1%
Apparel Retail—7.2%
Limited Brands	9,280,981	$237,500,304
The Gap, Inc.	11,060,000	192,444,000
		429,944,304
Broadcasting & Cable TV—2.7%
Discovery Holding Company, Class A (a)	10,809,500	$158,142,985
Catalog Retail—3.8%
Liberty Media Holding Corp - Interactive, Class A (a)	13,050,000	$225,243,000
Homebuilding—4.0%
Pulte Homes, Inc.	8,250,000	$237,517,500
Leisure Products—2.5%
Mattel, Inc.	9,070,900	$149,760,559
Movies & Entertainment—8.1%
Time Warner, Inc.	15,340,000	$265,382,000
Viacom, Inc., Class B (a)	5,975,000	214,144,000
		479,526,000
Restaurants—11.9%
Yum! Brands, Inc.	8,557,000	$430,160,390
McDonald's Corporation	8,200,000	275,520,000
		705,680,390
Specialized Consumer Services—6.2%
H&R Block, Inc.	15,419,600	$367,911,656
Other Diversified Financial Services—4.4%
JP Morgan Chase & Co.	6,200,000	$260,400,000
Thrifts & Mortgage Finance—15.8%
Washington Mutual, Inc.	20,667,400	$942,020,092
Health Care Technology—3.7%
IMS Health Incorporated	8,303,441	$222,947,391
Pharmaceuticals—4.1%
Bristol-Myers Squibb Company	9,490,200	$245,416,572
Diversified Commercial and Professional Services—4.1%
The Dun & Bradstreet Corporation (a)	3,484,900	$242,827,832
Computer Hardware—3.7%
Dell Inc. (a)	9,000,000	$219,690,000
Data Processing & Outsourced Services—5.3%
First Data Corporation	7,015,400	$315,973,616

THE OAKMARK SELECT FUND

THE OAKMARK SELECT FUND

Schedule of Investments—June 30, 2006 (Unaudited) cont.

Name	Shares Held/ Par Value	Market Value
Common Stocks—95.1% (cont.)
Office Electronics—3.8%
Xerox Corporation (a)	16,446,400	$228,769,424
Semiconductors—3.8%
Intel Corp.	12,000,000	$227,400,000
Total Common Stocks (Cost: $4,174,417,150)		5,659,171,321
Short Term Investments—4.8%
U.S. Government Agencies—1.7%
Fannie Mae, 4.96%-5.17% due 7/10/2006 - 7/27/2006	$100,000,000	$99,751,306
Total U.S. Government Agencies (Cost: $99,751,306)		99,751,306
Repurchase Agreement—3.1%
IBT Repurchase Agreement, 4.75% dated 6/30/2006 due 7/3/2006, repurchase price $185,459,637, collateralized by Government National Mortgage Association Bonds with rates of 5.000%, with maturity dates from 7/20/2034 - 2/20/2035, and with a market value plus accrued interest of $108,392,955, and by Small Business Administration Bonds, with rates from 6.625% - 8.375%, with maturities from 9/25/2016 - 5/25/2030, and with an aggregate market value plus accrued interest of $86,262,613	$185,386,255	$185,386,255
Total Repurchase Agreement (Cost: $185,386,255)		185,386,255
Total Short Term Investments (Cost: $285,137,561)		285,137,561
Total Investments (Cost $4,459,554,711)—99.9%		$5,944,308,882
Other Assets In Excess Of Other Liabilities—0.1%		3,439,419
Total Net Assets—100%		$5,947,748,301

(a) Non-income producing security.

THE OAKMARK SELECT FUND

THE OAKMARK EQUITY AND INCOME FUND

Report from Clyde S. McGregor and Edward A. Studzinski, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (6/30/06) AS COMPARED TO THE LIPPER BALANCED FUND INDEX12

		Average Annual Total Returns
		(as of 6/30/06)
	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/95)
Oakmark Equity & Income Fund (Class I)	1.57%	10.13%	9.44%	13.27%	13.44%
Lipper Balanced Fund Index	-0.97%	7.04%	4.32%	7.36%	7.73%
S&P 500[4]	-1.44%	8.63%	2.49%	8.32%	9.34%
Lehman Govt./ Corp. Bond[13]	-0.14%	-1.52%	5.13%	6.25%	5.94%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

"No question is so difficult to answer as that to which the answer is obvious."

George Bernard Shaw

Our Results

The Oakmark Equity and Income Fund increased 2% for the quarter ended June 30, bringing the calendar year gain to 4%. For the calendar year 2006, the Fund has outperformed both the S&P 500 and our primary benchmark, the Lipper Balanced Fund Index, which have gained respectively 3% and 2% for the year. This represents another period of absolute positive returns. In our fashion, we are moderately pleased with this result. While good relative returns might gain one admission to the Investment Managers' Hall of Fame, if such a place existed, they do little to help you, our investors and partners, preserve your capital and protect your purchasing power from the ravages of inflation. In another setting, it would be moderately amusing to note that the media now accepts what most of us have known for some time: that the government's statistics on inflation understate the actual rate of inflation by as much as 200 basis points. We wonder why this realization took so long to sink in, since consumers have been dealing with the increased costs of gasoline, real estate property taxes, grocery bills, health care insurance, prescription costs, and the like for a while now. For those living on a fixed income, inflation is not just an abstract statistic.

In one of our prior letters, we had expressed the sentiment that 2006 might prove to be a difficult year. We hoped that increased market volatility would provide opportunities to purchase attractive, undervalued securities. Indeed, since the middle of May, the market has taken many investors on the equivalent of Mr. Toad's Wild Ride. So, in hindsight we should perhaps be careful for what we wish. The real estate bubble, whose existence had been denied for some time—primarily by those who stood to and did profit mightily from it—has clearly popped. Around the country, statistics demonstrate this; in many places, inventories of both new and existing unsold homes have hit five-year highs. Builders have adopted any number of "incentives" to clear out inventory and batten down the hatches. Falling house prices, coupled with the increase in interest rates, have deprived many consumers of their last source of ready liquidity—the home equity and mortgage refinancing combination that many used as a giant piggy bank. In addition, a considerable number of home buyers opted for once-attractive adjustable rate mortgages, which are now adjusting upwards rather dramatically. Given these factors, it is easy to see that discretionary consumer spending is at risk.

Perhaps the most bitter pill for the consumer is the continued high price of energy. Gasoline prices now hover around $3 a gallon in most of the country, and there are no signs of any price relief in sight. In our opinion, the issue is not whether available oil and gasoline supplies have peaked. Rather, it is the depletion of the production and storage capacity that formerly allowed producers surge capability to meet periods of increased demand. To beat a dead horse into the ground, according to a recent article in The Financial Times, hurricanes Rita, Katrina, and Wilma cost the energy industry a total of $31B in damages, much of which has not yet and may never be repaired. Daily oil production in the Gulf of Mexico is down 15%

THE OAKMARK EQUITY AND INCOME FUND

from pre-hurricane days. Daily natural gas production is down 11%. Part of the problem, unfortunately, is a lack of skilled workers, supplies and equipment, and the logistics capability to get them in place to effect repairs. Some hopefully await either supplies of Liquefied Natural Gas from overseas or for natural gas and oil production to come down from Canada via pipeline. Yet no new construction has begun for what will be a multi-year effort. In our view, another underappreciated factor of the energy sector is demand from economies with greater wherewithal to pay for energy than the United States. A current article in The New York Times Magazine points out that from 2001 to now, highway mileage in China has doubled to 23,000 miles, behind only the U.S. The number of passenger cars on the road in China was six million. Today, it is 20 million. In Beijing, one thousand new cars are sold per day. We suspect that while other commodity prices have perhaps seen their high water mark, energy faces a different set of supply and demand dynamics.

The investment community also underappreciates the improving intelligence and character of the energy industry's management teams. Not too long ago, managements were overly focused upon top line growth. They would fund projects without any real attention to their risk, capital costs or ultimate payback. Even if a true profit would never be made, managements would justify projects on the hopes of stimulating positive cash flow in a few years. Today's managements are much more attuned to the costs of capital and seek to achieve fair returns for their shareholders. They are taking funds generated from today's energy prices and are either reinvesting in sensible value additive projects or returning them to shareholders through share repurchases or dividend increases. For example, we continue to view the management of XTO, our largest holding, as one of the best managements we have observed in any industry.

Portfolio Adjustments

This past quarter, we positioned the portfolio more defensively, thereby generating more portfolio activity than in recent quarters. At the end of March, 62.3% of the Fund was invested in Equity and Equivalents compared to 57.1% at the end of June. We eliminated positions in Burlington Resources, Morgan Stanley, R.R. Donnelley, The DirecTV Group, Pulte Homes, and Plum Creek Timber. As previously noted, Burlington Resources was acquired by ConocoPhillips for a combination of stock and cash. Plum Creek Timber reached its sell target. The DirecTV Group was sold as a duplication of our exposure to it through our ownership in News Corporation. We initiated small starter positions in International Rectifier, Mueller Water Products, and PRIMEDIA.

Fixed Income and Helicopter Ben

In the fixed income portion of the portfolio, we remain as defensively and conservatively positioned as in prior quarters. The duration (a measure of volatility) of the fixed income portfolio is now at 1.8. We have slightly repositioned our government securities and decreased the percentage held in agencies while increasing U.S. Treasuries. We continue to use fixed income investments for tax positioning. Early this year we recognized that the takeover of Burlington would trigger larger capital gains for the Fund than in recent years. The investment in foreign sovereign debt, primarily Canadian, has also increased slightly over the past quarter, now standing at 8.8% of the portfolio. We feel that our defensive posture in fixed income has served us well over the past few years, especially as the Federal Reserve has continued to raise short-term rates, which have now reached 5.25%. Historically, a new Federal Reserve Chairman has used the beginnings of his term to prove his inflation-fighting credentials. Certainly while the signs of inflation have enabled the Federal Reserve to justify recent actions, we wonder if at this point everyone is looking at the wrong thing. Could the real issue, especially as the economy starts to slow, be credit quality? On the one hand, corporate balance sheets have improved dramatically in recent years. Year to date, corporations have also thrown lots of cash at their shareholders in the form of dividend increases and share repurchase authorizations ($53B and $100B respectively). On the other hand, the joys of being a corporate bondholder have decreased. By taking advantage of direct, "leveraged" loans that allocate higher capital to them, both hedge funds and private equity investors are placing themselves in front of bondholders in the credit seniority line. Since the beginning of the year, the $158B in leveraged loans and $51.7B in collateralized debt obligations dwarfs the $52B in high yield debt new issues. We wonder what will happen if any liquidity issues develop and someone wants their collateral. Will all of these investors try and squeeze out the liquidity door at once? According to Stephanie Pomboy of MacroMavens, since May 1, investment-grade fixed income paper has lost 0.8%, junk issues are down 2.4%, but asset-backed issues are pretty much unchanged. Are investors afraid to see how liquid that asset-backed security really is? With our penchant for spectator sports, we prefer to remain spectators on these questions and maintain our portfolio of high quality, very liquid government obligations. Given that the market capitalization of credit derivatives now apparently exceeds that of the corporate bond market, we think our conservatism is appropriate.

From each according to ......

Summer is a great time for institutional investors, especially if they have followed the old market adage of "Sell in May." We like this time of year because the decreased pressure allows us time to reflect so that we can consider what's gone right, what dumb mistakes we have made, and what we have learned from those mistakes. We have always believed that mistakes are only dumb if you do not make the effort to learn from them. At this point, we are frequently examining industries and companies that are becoming more attractive. Summer often provides an unrivaled opportunity to visit companies, as corporate managers also feel less pressure during the summer and they are always more inclined to meet with institutional investors who come to them. From this perspective, we agree with a British fund manager's comment about face time. We should not be seeing faces, including our own, in the office at this time of year. Rather, the faces should be out and about, learning by wandering around. In that vein, one great aspect of our job is that it rewards the naturally curious, and the naturally curious also tend to be most successful at it. As we are out and about, we continue to search for businesses that are priced safely within the discount to intrinsic value range that we like. We remain grateful to you, our shareholders and partners, for your patience and confidence in entrusting us with your capital to manage.

Clyde S. McGregor, CFA Portfolio Manager mcgregor@oakmark.com	Edward A. Studzinski, CFA Portfolio Manager estudzinski@oakmark.com

THE OAKMARK EQUITY AND INCOME FUND

THE OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—June 30, 2006 (Unaudited)

Name	Shares Held	Market Value
Equity and Equivalents—57.1%
Common Stocks—57.1%
Apparel Retail—1.6%
The TJX Companies, Inc.	7,240,000	$165,506,400
Broadcasting & Cable TV—5.4%
EchoStar Communications Corporation, Class A (a)	8,250,000	$254,182,500
The E.W. Scripps Company, Class A	4,750,000	204,915,000
Jupiter Telecommunications Co., Ltd. (a) (b)	125,000	86,726,669
CBS Corporation, Class A	840,100	22,733,106
		568,557,275
Movies & Entertainment—1.9%
News Corporation, Class B	9,735,100	$196,454,318
Publishing—1.8%
The Washington Post Company, Class B	240,000	$187,202,400
PRIMEDIA Inc. (a)	2,918,600	5,341,038
		192,543,438
Restaurants—1.0%
McDonald's Corporation	3,000,000	$100,800,000
Specialty Stores—0.2%
Zale Corporation (a)	782,900	$18,860,061
Brewers—0.6%
InBev NV (b)	1,250,000	$61,314,459
Distillers & Vintners—2.6%
Diageo plc (c)	4,100,000	$276,955,000
Hypermarkets & Super Centers—1.7%
Costco Wholesale Corporation	3,200,000	$182,816,000
Packaged Foods & Meats—3.7%
Nestle SA (c)	3,900,000	$306,243,600
Smithfield Foods, Inc. (a)	2,950,000	85,048,500
		391,292,100
Personal Products—1.3%
Avon Products, Inc.	4,321,800	$133,975,800
Tobacco—1.5%
UST, Inc.	3,500,000	$158,165,000

THE OAKMARK EQUITY AND INCOME FUND

THE OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—June 30, 2006 (Unaudited) cont.

Name	Shares Held	Market Value
Equity and Equivalents—57.1% (cont.)
Integrated Oil & Gas—2.8%
ConocoPhillips	4,500,000	$294,885,000
Oil & Gas Exploration & Production—8.8%
XTO Energy, Inc.	10,561,338	$467,550,433
EnCana Corp. (b)	6,500,000	342,160,000
St. Mary Land & Exploration Company	2,900,000	116,725,000
		926,435,433
Property & Casualty Insurance—5.3%
SAFECO Corporation	4,610,000	$259,773,500
MBIA, Inc.	2,912,200	170,509,310
The Progressive Corporation	5,200,000	133,692,000
		563,974,810
Biotechnology—1.5%
MedImmune, Inc. (a)	6,000,000	$162,600,000
Health Care Equipment—0.5%
Hospira, Inc. (a)	1,350,000	$57,969,000
Health Care Services—2.7%
Caremark Rx, Inc.	5,801,300	$289,310,831
Life Science Tools & Services—0.6%
Varian, Inc. (a)	1,649,400	$68,466,594
Aerospace & Defense—6.4%
General Dynamics Corporation	4,700,000	$307,662,000
Raytheon Company	3,599,700	160,438,629
Alliant Techsystems, Inc. (a)	1,325,000	101,163,750
Honeywell International, Inc.	1,889,500	76,146,850
Rockwell Collins, Inc.	655,000	36,594,850
		682,006,079
Human Resource & Employment Services—0.4%
Watson Wyatt & Company Holdings	1,130,000	$39,708,200
Industrial Conglomerates—2.0%
Tyco International Ltd. (b)	7,500,000	$206,250,000
Industrial Machinery—0.0%
Mueller Water Products, Inc (a)	36,800	$640,688
Application Software—0.4%
Mentor Graphics Corporation (a)	3,638,318	$47,225,368

THE OAKMARK EQUITY AND INCOME FUND

THE OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—June 30, 2006 (Unaudited) cont.

Name	Shares Held/ Par Value		Market Value
Equity and Equivalents—57.1% (cont.)
Data Processing & Outsourced Services—1.1%
Ceridian Corporation (a)		4,800,000	$117,312,000
Semiconductors—0.6%
International Rectifier Corporation (a)		1,500,000	$58,620,000
Technology Distributors—0.6%
CDW Corporation		1,200,000	$65,580,000
Paper Products—0.1%
Schweitzer-Mauduit International, Inc.		700,000	$15,155,000
Total Common Stocks (Cost: $4,575,482,401)			6,043,378,854
Total Equity And Equivalents (Cost: $4,575,482,401)			6,043,378,854
Fixed Income—37.3%
Corporate Bonds—0.2%
Paper Packaging—0.2%
Sealed Air Corporation, 144A, 5.625% due 7/15/2013 (d)		$20,000,000	$19,056,600
Total Corporate Bonds (Cost: $20,179,183)			19,056,600
Government and Agency Securities—37.1%
Canadian Government Bonds—8.4%
Canada Government, 3.25% due 12/1/2006	CAD	250,000,000	$222,892,592
Canada Government, 3.75% due 6/1/2008	CAD	250,000,000	221,300,278
Canada Government, 3.00% due 6/1/2007	CAD	250,000,000	221,053,928
Canada Government, 2.75% due 12/1/2007	CAD	250,000,000	218,841,261
			884,088,059
France Government Bonds—0.3%
France Government, 3.00% due 7/25/2012, Inflation Indexed	EUR	27,461,000	$37,779,366
Norwegian Government Bonds—0.1%
Norway Government, 6.75% due 1/15/2007	NOK	50,000,000	$8,175,842
U.S. Government Notes—26.6%
United States Treasury Notes, 5.125% due 6/30/2008		500,000,000	$499,687,500
United States Treasury Notes, 4.875% due 5/31/2008 (e)		500,000,000	497,207,000
United States Treasury Notes, 4.875% due 5/15/2009		500,000,000	496,601,500

THE OAKMARK EQUITY AND INCOME FUND

THE OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—June 30, 2006 (Unaudited) cont.

Name	Par Value	Market Value
Fixed Income—37.3% (cont.)
U.S. Government Notes—26.6% (cont.)
United States Treasury Notes, 3.375% due 1/15/2007, Inflation Indexed	270,818,850	$271,527,583
United States Treasury Notes, 4.375% due 12/31/2007	250,000,000	247,021,500
United States Treasury Notes, 4.25% due 11/30/2007	250,000,000	246,699,250
United States Treasury Notes, 4.75% due 3/31/2011	250,000,000	246,240,250
United States Treasury Notes, 4.50% due 2/15/2009	250,000,000	246,045,000
United States Treasury Notes, 3.625% due 1/15/2008, Inflation Indexed	62,345,000	63,416,586
		2,814,446,169
U.S. Government Agencies—1.7%
Federal Home Loan Mortgage Corporation, 3.75% due 11/15/2006	50,000,000	$49,693,150
Federal Home Loan Bank, 2.875% due 9/15/2006	25,000,000	24,871,300
Federal Home Loan Bank, 2.625% due 10/16/2006	25,000,000	24,800,275
Federal Home Loan Bank, 2.75% due 12/15/2006	25,000,000	24,696,975
Fannie Mae, 3.25% due 11/15/2007	25,000,000	24,265,650
Federal Home Loan Mortgage Corporation, 3.00% due 11/17/2006	10,000,000	9,910,580
Fannie Mae, 4.00% due 4/13/2009	5,000,000	4,942,305
Federal Home Loan Bank, 4.30% due 8/16/2010	5,000,000	4,935,675
Fannie Mae, 4.25% due 2/19/2010	2,888,000	2,770,981
Fannie Mae, 3.125% due 11/30/2009	2,697,000	2,660,032
Fannie Mae, 3.50% due 10/14/2010	2,550,000	2,512,041
		176,058,964
Total Government and Agency Securities (Cost: $3,891,883,887)		3,920,548,400
Total Fixed Income (Cost: $3,912,063,070)		3,939,605,000
Short Term Investments—6.3%
U.S. Government Agencies—2.3%
Fannie Mae, 4.96%-5.17% due 7/10/2006 - 7/27/2006	$150,000,000	$149,564,611
Federal Home Loan Bank, 5.15% due 7/19/2006	100,000,000	99,742,500
Total U.S. Government Agencies (Cost: $249,307,111)		249,307,111

THE OAKMARK EQUITY AND INCOME FUND

THE OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—June 30, 2006 (Unaudited) cont.

Name	Par Value	Market Value
Short Term Investments—6.3% (cont.)
Repurchase Agreement—4.0%
IBT Repurchase Agreement, 4.75% dated 6/30/2006 due 7/3/2006, repurchase price $419,948,688, collateralized by Government National Mortgage Association Bonds with a rate of 3.750% - 5.767%, with maturities from 9/20/2031 - 4/20/2035, and with a market value plus accrued interest of $81,200,579, and by Small Business Administration Bonds, with rates of 6.875% - 8.735%, with maturities from 5/25/2016 - 9/25/2030, and with an aggregate market value plus accrued interest of $359,571,066	$419,782,524	$419,782,524
Total Repurchase Agreement (Cost: $419,782,524)		419,782,524
Total Short Term Investments (Cost: $669,089,635)		669,089,635
Total Investments (Cost $9,156,635,106)—100.7%		$10,652,073,489
Other Liabilities In Excess Of Other Assets—(0.7%)		(77,885,756)
Total Net Assets—100%		$10,574,187,733

(a) Non-income producing security.

(b) Represents a foreign domiciled corporation.

(c) Represents an American Depository Receipt.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(e) All or a portion of security out on loan.

Key to abbreviations:

CAD: Canadian Dollar

EUR: Euro

NOK: Norwegian Krone

THE OAKMARK EQUITY AND INCOME FUND

THE OAKMARK GLOBAL FUND

Report from Clyde S. McGregor and Robert A. Taylor, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK GLOBAL FUND FROM ITS INCEPTION (8/4/99) TO PRESENT (6/30/06) AS COMPARED TO THE MSCI WORLD INDEX14

		Average Annual Total Returns
		(as of 6/30/06)
	Total Return Last 3 Months*	1-year	5-year	Since Inception (8/4/99)
Oakmark Global Fund (Class I)	0.80%	20.47%	16.52%	16.41%
MSCI World	-0.51%	16.93%	5.72%	2.65%
Lipper Global Fund Index[15]	-1.29%	18.73%	6.22%	4.76%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Global Fund gained 1% in the quarter ended June 30, 2006, which contrasts to the Lipper Global Fund Index's loss of 1%. The MSCI World Index reported a fractional loss. The figures for the calendar six months are a gain of approximately 8% for the Fund compared to 6% for both the Lipper Global Fund Index and the MSCI World Index.

While a 1% return gives the quarter a dull appearance, close observers know that this is deceptive. In April, most stock markets continued their first quarter uptrend. That trend broke in mid-May, beginning with several emerging markets experiencing precipitous declines. Soon, stock markets worldwide were in retreat, though developed market volatility was more muted. We do not know definitively what prompted this change in investor psychology, though monetary conditions likely played a part. Central banks in many nations have been tightening for some time in order to head off inflation and dampen speculation. The cumulative effect of ever tighter money may have simply reached a tipping point. Whatever the cause, we welcome this "repricing of risk." We entered 2006 with virtually no emerging market exposure in The Global Fund because we did not find attractive valuations. After the recent revaluation our analysts have been busy seeking out new opportunities, and we believe their efforts are bearing fruit in our portfolios. As always, we will do our best to invest the Fund in undervalued equities wherever they may be found.

Seeing Differently

During the quarter we enjoyed reading a Dow Jones Newswire story concerning one of our holdings, XTO Energy, an independent natural gas and oil producer. We enjoyed it because the story illustrated differences between Harris Associates and other investing firms. The article began "Investors looking to play [emphasis added] the rise and fall of natural gas prices should stay away from XTO Energy Inc. The Fort Worth, Texas company has relied more than its peers on locking in a portion of future natural gas prices....Indeed, locking in prices has historically been what's best for companies, not for investors....Investors are not really buying oil and gas companies as an investment...they are buying into those companies as a play on commodities."16

Where should we begin? For one thing, we detest the use of the term "play" to describe an investment tactic. It is our duty always to treat our investors' funds with the utmost respect, and "play" implies something closer to speculation than respect. More importantly, we do not invest in companies as a means to bet on price movements for a commodity, a new technology, or whatever. To do so would

THE OAKMARK GLOBAL FUND

indicate that we trust our ability to forecast the future, when we actually avoid reliance on forecasting as much as possible.

When we invest in a company, we do so because we believe that the stock market has undervalued the company based on what can be known today. To make our value judgments, we estimate private market value, look for free cash flow generation, and analyze historic trends of growth in intrinsic value per share. We also study management's capital allocation decisions and incentive programs.

Returning to XTO, we see a company management that has enhanced value per share by its recent hedging decisions. Management has pre-sold nearly half of its 2006 and 2007 production of natural gas at prices far above the current spot market. In addition, management sold forward most of the company's oil production through 2007 at prices approaching $75/barrel. To value the business, we do not anticipate that future commodity sales will be made at these outstanding levels—in fact, we assume prices far below current levels—but we would also be foolish not to credit the company for these value-enhancing decisions. As well, the certainty of cash flows from these hedges reduces risk in the near term and allows management to think and act more offensively, should an attractive opportunity to acquire properties emerge.

The central component of business value for a natural resource company is its reserve base, the estimate of resources that can be produced in the future on existing properties with existing technology. Unlike prices in the spot or futures markets, acquisition values for oil and natural gas reserves are comparatively stable. We base our judgment on a multitude of private market transactions. XTO sells at a substantial discount to our estimate of the value of the company's reserves, and management has demonstrated great ability to increase reserves faster than production.

In conclusion, we hope that other investors continue to treat stocks as vehicles through which they may play certain factors, because we know that these same investors will periodically provide us with new true value opportunities to exploit.

Aligning Interests

We have written previously on our discomfort with the evolution of stock options programs in corporate America. During the recent quarter a long list of companies announced that regulators were investigating their options programs for various problems, especially "back-dating" of options grants. While we have no insight into these investigations, they do highlight our fundamental issue: options programs originally intended to align interests between management and shareholders have often been distorted into lottery-like compensation schemes for executives.

We believe that managers and directors should always strive to avoid dilution of their shareholders' value and should only contemplate share issuance under the most compelling circumstances. Management and directors should always have an idea of their company's current business value per share. Most managers do seem to have such an idea of value, as evidenced when they reject acquisition offers for being too low. Sadly, most management teams do not show the same commitment to shareholder value when they develop employee compensation and incentive plans.

We believe that managers should treat their shareholders as their partners. To that end, managers should always execute share issuance programs in a value-enhancing fashion. An example of an employee incentive program that aligns interests would be one where the option price at time of issuance is significantly above the current share price and the program requires the recipient to hold the shares following exercise for ten years without any hedging.

To date, troublesome options programs are mostly an American phenomenon. Evaluating alignment of interests challenges us wherever we invest, however. At Harris Associates we attempt to achieve an alignment of interests between our firm and our clients. When examining our business practices, we always ask ourselves, "Is this in the shareholders' interests?" One measure of our desire for alignment is that our Fund managers are all substantial shareholders in The Oakmark Funds. As we write this letter, a headline has crossed our news screen that yet another well-known company has hired an outside investigator to probe its option grants. We may be tilting at windmills, but we still look forward to a day when compensation programs are transparent and closely aligned with shareholder interests.

Activity

During the quarter we eliminated four holdings that met our price objectives and initiated two new positions. Our sales included holdings from Switzerland (Lonza Group), Australia (Ansell), the UK (Michael Page), and the U.S. (Equifax). We added Kimberly-Clark de Mexico and Square-Enix (Japan). Square-Enix, the game software maker of Final Fantasy and Dragon Quest, has fallen almost 30% since the start of 2006 due to a weak outlook for this year. As we have experienced in the past, title and platform launches can cause erratic short-term results, but they have little impact on the company's trend profitability. As long-term investors, we use the resulting share price volatility to our advantage.

As always, we thank you for entrusting a portion of your assets to our care. Please feel free to e-mail us with your comments.

Clyde S. McGregor, CFA Portfolio Manager mcgregor@oakmark.com	Robert A. Taylor, CFA Portfolio Manager rtaylor@oakmark.com

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Global Diversification—June 30, 2006 (Unaudited)

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THE OAKMARK GLOBAL FUND

Schedule of Investments—June 30, 2006 (Unaudited)

Name	Description	Shares Held	Market Value
Common Stocks—97.8%
Apparel Retail—2.0%
The TJX Companies, Inc.	Discount Apparel &
(United States)	Home Fashion Retailer	1,900,000	$43,434,000
Apparel, Accessories & Luxury Goods—1.0%
Bulgari S.p.A. (Italy)	Jewelry Manufacturer & Retailer	1,946,000	$22,077,708
Automobile Manufacturers—3.2%
Bayerische Motoren Werke (BMW) AG (Germany)	Luxury Automobile Manufacturer	1,424,000	$71,142,603
Broadcasting & Cable TV—3.8%
CBS Corporation, Class B (United States)	Radio & Television Broadcasting	1,585,000	$42,874,250
Discovery Holding Company, Class A (United States) (a)	Media Management & Network Services	2,913,700	42,627,431
			85,501,681
Household Appliances—3.2%
Snap-on Incorporated (United States)	Tool & Equipment Manufacturer	1,760,000	$71,139,200
Leisure Products—1.3%
Brunswick Corp.	Leisure & Recreation
(United States)	Products Manufacturer	877,000	$29,160,250
Motorcycle Manufacturers—2.8%
Harley-Davidson, Inc. (United States)	Motorcycle Manufacturer	1,126,000	$61,806,140
Movies & Entertainment—6.5%
Vivendi Universal SA	Music, Games, Television,
(France)	Film, & Telecommunications	1,051,500	$36,850,837
Time Warner, Inc. (United States)	Filmed Entertainment & Television Networks	2,117,000	36,624,100
News Corporation, Class B (United States)	International Multimedia & Entertainment Company	1,726,500	34,840,770
Viacom, Inc., Class B (United States) (a)	Worldwide Entertainment & Publishing Company	944,000	33,832,960
			142,148,667

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THE OAKMARK GLOBAL FUND

Schedule of Investments—June 30, 2006 (Unaudited) cont.

Name	Description	Shares Held	Market Value
Common Stocks—97.8% (cont.)
Publishing—4.0%
The Washington Post Company, Class B (United States)	Newspaper & Magazine Publishing	59,460	$46,379,395
Trinity Mirror plc (Great Britain)	Newspaper Publishing	4,596,800	41,481,964
			87,861,359
Distillers & Vintners—3.0%
Diageo plc (Great Britain)	Beverages, Wines, & Spirits Manufacturer	3,902,500	$65,634,095
Household Products—3.6%
Henkel KGaA (Germany)	Consumer Chemical Products Manufacturer	375,000	$38,995,037
Uni-Charm Corporation (Japan)	Toiletry Products Manufacturer	596,200	32,925,411
Kimberly-Clark de Mexico S.A. de C.V (Mexico)	Hygiene Products Manufacturer, Marketer & Distributor	2,072,200	6,564,898
			78,485,346
Packaged Foods & Meats—4.4%
Nestle SA (Switzerland)	Food & Beverage Manufacturer	201,500	$63,290,663
Cadbury Schweppes plc (Great Britain)	Beverage & Confectionary Manufacturer	3,493,000	33,685,018
			96,975,681
Soft Drinks—1.2%
Lotte Chilsung Beverage	Soft Drinks, Juices &
Co., Ltd. (Korea)	Sports Drinks Manufacturer	20,880	$25,309,091
Integrated Oil & Gas—1.1%
ConocoPhillips	International & Integrated
(United States)	Energy Company	384,436	$25,192,091
Oil & Gas Exploration & Production—2.9%
XTO Energy, Inc.	Oil & Natural Gas
(United States)	Exploration & Production	1,424,000	$63,040,480
Asset Management & Custody Banks—2.3%
Julius Baer Holding AG-B (Switzerland)	Asset Management	584,500	$50,774,120
Diversified Banks—4.2%
Bank of Ireland (Ireland)	Commercial Bank	3,347,000	$59,719,676

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THE OAKMARK GLOBAL FUND

Schedule of Investments—June 30, 2006 (Unaudited) cont.

Name	Description	Shares Held	Market Value
Common Stocks—97.8% (cont.)
Diversified Banks—4.2% (cont.)
Australia and New Zealand Banking Group Limited (Australia)	Commercial Bank	1,674,000	$33,076,615
			92,796,291
Diversified Capital Markets—1.8%
Credit Suisse Group (Switzerland)	Investment Services & Insurance	705,700	$39,482,950
Investment Banking & Brokerage—1.1%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	2,062,000	$24,576,791
Health Care Services—2.6%
Laboratory Corporation
of America Holdings	Medical Laboratory &
(United States) (a)	Testing Services	920,000	$57,251,600
Pharmaceuticals—7.7%
GlaxoSmithKline plc (Great Britain)	Pharmaceuticals	2,825,000	$78,934,489
Novartis AG (Switzerland)	Pharmaceuticals	899,600	48,712,543
Takeda Pharmaceutical Company Limited (Japan)	Pharmaceuticals & Food Supplements	539,000	33,534,428
Santen Pharmaceutical Co., Ltd. (Japan)	Pharmaceuticals	401,500	9,542,817
			170,724,277
Aerospace & Defense—0.9%
Alliant Techsystems, Inc. (United States) (a)	Propulsion Systems & Munitions	269,087	$20,544,792
Diversified Commercial and Professional Services—1.1%
Meitec Corporation (Japan)	Software Engineering Services	760,000	$24,771,059
Environmental & Facilities Services—2.0%
Waste Management, Inc. (United States)	Waste Management Services	1,234,000	$44,275,920
Human Resource & Employment Services—1.7%
Adecco SA (Switzerland)	Temporary Employment Services	617,000	$36,488,569

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Schedule of Investments—June 30, 2006 (Unaudited) cont.

Name	Description	Shares Held	Market Value
Common Stocks—97.8% (cont.)
Industrial Conglomerates—2.7%
Tyco International Ltd.	Diversified Manufacturing &
(Bermuda)	Services	2,131,000	$58,602,500
Computer Hardware—1.8%
Dell Inc. (United States) (a)	Technology Products & Services	1,635,000	$39,910,350
Data Processing & Outsourced Services—3.9%
eFunds Corporation (United States) (a)	Electronic Debit Payment Services	2,237,100	$49,328,055
Ceridian Corporation (United States) (a)	Data Management Services	1,538,000	37,588,720
			86,916,775
Home Entertainment Software—1.0%
Square Enix Co., Ltd. (Japan)	Entertainment Software	1,069,000	$22,231,912
Office Electronics—2.6%
Neopost SA (France)	Mailroom Equipment Supplier	494,750	$56,383,370
Semiconductors—1.8%
Rohm Company	Integrated Circuits & Semiconductor
Limited (Japan)	Devices Manufacturer	442,000	$39,511,185
Systems Software—2.8%
Oracle Corporation (United States) (a)	Software Services	4,182,000	$60,597,180
Diversified Chemicals—1.6%
Akzo Nobel N.V. (Netherlands)	Chemical Producer	666,000	$35,913,882
Specialty Chemicals—1.2%
Givaudan (Switzerland)	Fragrance & Flavor Compound Manufacturer	32,800	$25,823,075
Wireless Telecommunication Services—9.0%
NTT DoCoMo, Inc. (Japan)	Mobile Telecommunications	46,600	$68,409,647
SK Telecom Co., Ltd. (Korea)	Mobile Telecommunications	302,130	64,963,921
Vodafone Group Plc (Great Britain)	Mobile Telecommunications	29,795,000	63,499,193

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THE OAKMARK GLOBAL FUND

Schedule of Investments—June 30, 2006 (Unaudited) cont.

Name	Description	Shares Held/ Par Value	Market Value
Common Stocks—97.8% (cont.)
Wireless Telecommunication Services—9.0% (cont.)
SK Telecom Co., Ltd. (Korea) (b)	Mobile Telecommunications	55,000	$1,288,100
			198,160,861
Total Common Stocks (Cost: $1,748,790,117)			2,154,645,851

Short Term Investments—2.1%
Repurchase Agreement—2.1%
IBT Repurchase Agreement, 4.75% dated 6/30/2006 due 7/3/2006, repurchase price $46,562,870, collateralized by Small Business Administration Bonds, with rates of 7.566% - 8.265%, with maturities from 9/25/2018 - 6/25/2030, and an aggregate market value plus accrued interest of $48,871,669	$46,544,446	$46,544,446
Total Repurchase Agreement (Cost: $46,544,446)		46,544,446
Total Short Term Investments (Cost: $46,544,446)		46,544,446
Total Investments (Cost $1,795,334,563)—99.9%		$2,201,190,297
Foreign Currencies (Cost $786,527)—0.0%		$790,892
Other Assets In Excess Of Other Liabilities—0.1%		1,128,409
Total Net Assets—100%		$2,203,109,598

(a)  Non-income producing security.

(b)  Represents an American Depository Receipt.

THE OAKMARK GLOBAL FUND

THE OAKMARK INTERNATIONAL AND
OAKMARK INTERNATIONAL SMALL CAP FUNDS

Fellow Shareholders,

Despite volatile equity markets during the past quarter, The Oakmark International Fund and The Oakmark International Small Cap Fund performed well. Year to date, both Funds are outpacing comparable international market indices. Please see the individual Fund letters for more specific performance information.

Haunted Markets

A strong whiff of fear floated through the global equity markets over the past quarter as investors' and speculators' attention turned to rising interest rates and fears of inflation. Those sectors that have rode a strong wave of upward momentum over the past few years were especially hard hit, including emerging markets stocks, small caps, cyclicals, and resources. Indeed, many of these sectors were looking very pricey. A correction was to be expected because recent performance was unsustainable and because many companies were selling at valuation levels that were not consistent with their long-term growth prospects.

Ironically, many pundits associated rising interest rates with the resurgence of inflation, and they ignored the fact that rates went up in order to prevent inflation. Let's not forget that only a few years ago rates were aggressively lowered in Japan, the U.S., and Europe to fight deflation fears. Such fears were legitimate. Japan had experienced deflation, Germany was close to it, and many believed that the U.S. was poised for deflation post-9/11. As a result, the world was flooded with liquidity and began to grow mainly because of the U.S. and emerging markets.

Today, global central banks are responsibly mopping up this excess liquidity while the world, in our opinion and despite high-energy prices, is growing in a more balanced fashion. This balanced growth is occurring as the world's second and third largest economies, Japan and Germany, are finally rebounding. Sadly, the sustainability of Japan's growth remains in question because significant reforms are still needed. Germany, however, seems to have real potential for long-term growth in our view, though some surrounding areas, such as France and Italy, still seem stalled economically.

Overall, despite weakened share prices, foreign companies continue to generate profit and cash flow growth, and we believe that investment opportunities for long-term value investors have improved. We welcome market instability and weakness because they make quality companies selling at low prices easier to find.

David G. Herro, CFA
Portfolio Manager

dherro@oakmark.com

THE OAKMARK INTERNATIONAL AND OAKMARK INTERNATIONAL SMALL CAP FUNDS

THE OAKMARK INTERNATIONAL FUND

Report from David G. Herro

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO PRESENT (6/30/06) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX17

		Average Annual Total Returns
		(as of 6/30/06)
	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (9/30/92)
Oakmark International Fund (Class I)	2.90%	26.73%	12.97%	11.41%	13.07%
MSCI World ex U.S.	0.67%	26.89%	10.40%	6.76%	8.49%
MSCI EAFE[18]	0.70%	26.56%	10.02%	6.39%	8.23%
Lipper International Fund Index[19]	-0.52%	27.26%	10.13%	7.80%	9.44%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark International Fund returned 3% this quarter, somewhat better than the MSCI World ex U.S. and the Lipper International indices, which had a gain of 1% and a loss of 1%, respectively. More importantly, for the longer term, the Fund has gained 13% year to date and since inception. In those same time periods the MSCI World ex U.S. Index has returned 10% and 8%, and the Lipper International Index has returned 9%.

Impact Players

Despite volatile markets, the following three stocks have had a significant positive affect on our Fund's year-to-date and second quarter returns:

Enodis Plc: This company was the best performer both year-to-date and the second quarter. A long-term portfolio holding, UK Enodis manufactures and distributes commercial food service equipment, and its management team recently executed a textbook turnaround at the company. Today, in addition to its excellent performance, the company is subject to a takeover bid.

BSkyB Plc: We added this UK provider of pay/satellite TV last year. Initially the stock underperformed as concerns of competition and subscriber churn hit the share price. Today, the company is executing well in a fairly competitive market and was successful in bidding on the UK Premier soccer rights.

Associated British Ports: Is the owner operator of a number of large ports throughout the UK and has been another long-term holding of the Fund. We sold this strong performer during the past quarter because it reached its sell target, which was close to an initial bid price for the company.

As far as underachievers, the following two stocks have weakened the portfolio's return since the beginning of the year:

DaimlerChrysler: Though a newer holding, shares in DaimlerChrysler have been hurt from trouble in the U.S. auto sector. However, we continue to build our position because we believe that the market is overlooking CEO Dieter Zetsche's potential to turn the company around, especially in their Mercedes autos and commercial vehicle divisions.

Rohm Co.: Both technology stocks and Japanese stocks have been weak year-to-date. Rohm is a Japanese specialty semiconductor manufacturer that continues to perform well, despite its weak share price.

Lastly, as we often say, "Weak share price breeds opportunity." This holds true for our former portfolio holding Mexican media company Grupo Televisa, which we sold at the end of 2005 when it hit our estimate of fair value. Six months later, due to a greater than 20% share price decline and improved value creation, we bought shares again. We continue to watch closely for other such opportunities.

David G. Herro, CFA Portfolio Manager dherro@oakmark.com

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THE OAKMARK INTERNATIONAL FUND

International Diversification—June 30, 2006 (Unaudited)

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THE OAKMARK INTERNATIONAL FUND

Schedule of Investments—June 30, 2006 (Unaudited)

Name	Description	Shares Held	Market Value
Common Stocks—96.5%
Advertising—2.0%
Publicis Groupe (France) (a)	Advertising & Media Services	3,706,400	$143,168,262
Apparel Retail—0.8%
Giordano International	Pacific Rim Clothing
Limited (Hong Kong)	Retailer & Manufacturer	121,265,300	$57,382,535
Apparel, Accessories & Luxury Goods—1.9%
Swatch Group AG, Bearer Shares (Switzerland)	Watch Manufacturer	817,300	$138,049,528
Swatch Group AG, Registered Shares (Switzerland)	Watch Manufacturer	24,700	862,697
			138,912,225
Automobile Manufacturers—8.4%
DaimlerChrysler AG (Germany)	Automobile Manufacturer	4,957,400	$244,943,654
Bayerische Motoren Werke (BMW) AG (Germany)	Luxury Automobile Manufacturer	4,599,500	229,789,608
Honda Motor Co., Ltd. (Japan)	Automobile & Motorcycle Manufacturer	4,050,000	128,464,698
			603,197,960
Broadcasting & Cable TV—6.0%
British Sky Broadcasting	Television Production &
Group plc (Great Britain)	Broadcasting	25,124,300	$266,447,272
Gestevision Telecinco SA (Spain)	Television Production & Broadcasting	3,866,900	92,736,721
Societe Television Francaise 1 (France)	Television Production & Broadcasting	1,261,000	41,128,492
Grupo Televisa S.A. (Mexico) (b)	Television Production & Broadcasting	1,369,500	26,445,045
			426,757,530
Consumer Electronics—2.1%
Koninklijke (Royal) Philips Electronics N.V. (Netherlands)	Electronics Manufacturer	4,952,300	$154,745,466
Movies & Entertainment—1.6%
Vivendi Universal SA	Music, Games, Television,
(France)	Film, & Telecommunications	3,416,600	$119,738,061

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THE OAKMARK INTERNATIONAL FUND

Schedule of Investments—June 30, 2006 (Unaudited) cont.

Name	Description	Shares Held	Market Value
Common Stocks—96.5% (cont.)
Publishing—3.3%
Trinity Mirror plc (Great Britain)	Newspaper Publishing	15,646,538	$141,195,861
Johnston Press plc (Great Britain)	Newspaper Publishing	13,044,300	99,983,698
			241,179,559
Restaurants—2.2%
Compass Group PLC	International Foodservice
(Great Britain)	Group Operator	33,783,000	$163,831,571
Specialty Stores—2.3%
Signet Group plc (Great Britain)	Jewelry Retailer	94,997,900	$168,643,312
Tires & Rubber—1.2%
Compagnie Generale des Etablissements Michelin (France)	Tire Manufacturer	1,473,500	$88,579,968
Brewers—1.2%
Heineken Holding NV (Netherlands)	Brewer	2,384,100	$87,913,715
Distillers & Vintners—2.9%
Diageo plc (Great Britain)	Beverages, Wines, & Spirits Manufacturer	12,570,000	$211,408,218
Household Products—3.6%
Henkel KGaA (Germany)	Consumer Chemical Products Manufacturer	1,228,200	$127,716,545
Uni-Charm Corporation (Japan)	Toiletry Products Manufacturer	2,169,400	119,806,082
KAO Corp. (Japan)	Household & Chemical Products Manufacturer	575,000	15,048,279
			262,570,906
Hypermarkets & Super Centers—1.3%
Metro AG (Germany)	Internet Food Retailer	1,719,000	$97,445,806
Packaged Foods & Meats—4.8%
Nestle SA (Switzerland)	Food & Beverage Manufacturer	575,100	$180,637,520
Cadbury Schweppes plc (Great Britain)	Beverage & Confectionary Manufacturer	17,248,900	166,341,113
			346,978,633

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THE OAKMARK INTERNATIONAL FUND

Schedule of Investments—June 30, 2006 (Unaudited) cont.

Name	Description	Shares Held	Market Value
Common Stocks—96.5% (cont.)
Soft Drinks—1.5%
Lotte Chilsung Beverage	Soft Drinks, Juices &
Co., Ltd. (Korea)	Sports Drinks Manufacturer	88,800	$107,636,364
Tobacco—1.0%
KT&G Corporation (Korea)	Tobacco Products Manufacturer	1,232,250	$71,954,308
Integrated Oil & Gas—0.3%
Total SA (France)	Oil & Natural Gas Exploration and Production	344,000	$22,637,650
Diversified Banks—11.6%
Chinatrust Financial Holding Co. (Taiwan)	Commercial Bank	249,047,606	$206,530,097
Bank of Ireland (Ireland)	Commercial Bank	10,968,500	195,708,176
Lloyds TSB Group plc (Great Britain)	Commercial Bank	12,952,600	127,304,603
Australia and New Zealand Banking Group Limited (Australia)	Commercial Bank	5,483,800	108,354,563
United Overseas Bank Limited, Foreign Shares (Singapore)	Commercial Bank	8,395,368	82,741,726
Kookmin Bank (Korea)	Commercial Bank	864,000	71,032,411
BNP Paribas SA (France)	Commercial Bank	610,000	58,399,504
			850,071,080
Diversified Capital Markets—2.4%
Credit Suisse Group (Switzerland)	Investment Services & Insurance	3,073,000	$171,930,146
Insurance Brokers—0.4%
Willis Group Holdings Limited (Great Britain)	Consulting Services Provider	930,000	$29,853,000
Investment Banking & Brokerage—2.1%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	12,790,000	$152,442,852
Real Estate Management & Development—0.0%
United Overseas Land Limited (Singapore)	Real Estate Investor	839,536	$1,516,930
Reinsurance—1.3%
Hannover Rueckversicherung AG (Germany) (c)	Reinsurance	2,672,900	$93,503,435

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THE OAKMARK INTERNATIONAL FUND

Schedule of Investments—June 30, 2006 (Unaudited) cont.

Name	Description	Shares Held	Market Value
Common Stocks—96.5% (cont.)
Pharmaceuticals—8.4%
GlaxoSmithKline plc (Great Britain)	Pharmaceuticals	9,565,000	$267,259,606
Novartis AG (Switzerland)	Pharmaceuticals	3,320,000	179,775,060
Takeda Pharmaceutical Company Limited Pharmaceuticals & (Japan)	Food Supplements	1,692,800	105,319,259
Sanofi-Aventis (France)	Pharmaceuticals	588,508	57,433,387
			609,787,312
Diversified Commercial and Professional Services—1.1%
Meitec Corporation (Japan)	Software Engineering Services	2,483,800	$80,955,732
Environmental & Facilities Services—0.1%
Rentokil Initial plc (Great Britain)	Global Business Services	3,400,000	$9,808,157
Human Resource & Employment Services—2.7%
Adecco SA (Switzerland)	Temporary Employment Services	2,949,000	$174,399,984
Michael Page International plc (Great Britain)	Recruitment Consultancy Services	3,609,145	23,392,478
			197,792,462
Industrial Machinery—1.1%
Enodis plc (Great Britain)	Food Processing Equipment	19,852,920	$79,297,962
Electronic Equipment Manufacturers—0.4%
Orbotech, Ltd. (Israel)(c)	Optical Inspection Systems	1,237,700	$28,380,461
Semiconductors—1.6%
Rohm Company Limited	Integrated Circuits & Semiconductor
(Japan)	Devices Manufacturer	1,281,000	$114,510,923
Diversified Chemicals—1.7%
Akzo Nobel N.V. (Netherlands)	Chemical Producer	2,311,200	$124,630,878
Fertilizers & Agricultural Chemicals—1.1%
Syngenta AG (Switzerland) (c)	Crop Protection Products	614,500	$81,678,663

THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL FUND

Schedule of Investments—June 30, 2006 (Unaudited) cont.

Name	Description	Shares Held/ Par Value	Market Value
Common Stocks—96.5% (cont.)
Specialty Chemicals—2.7%
Givaudan (Switzerland)	Fragrance & Flavor Compound Manufacturer	134,700	$106,047,810
Lonza Group AG, Registered Shares (Switzerland)	Industrial Organic Chemicals	1,307,800	$89,696,969
			195,744,779
Wireless Telecommunication Services—9.4%
NTT DoCoMo, Inc. (Japan)	Mobile Telecommunications	163,200	$239,580,566
SK Telecom Co., Ltd. (Korea)	Mobile Telecommunications	1,021,312	219,602,264
Vodafone Group Plc (Great Britain)	Mobile Telecommunications	95,129,500	202,740,276
Vodafone Group Plc (Great Britain) (b)	Mobile Telecommunications	606,000	12,907,800
SK Telecom Co., Ltd. (Korea) (b)	Mobile Telecommunications	405,100	9,487,442
			684,318,348
Total Common Stocks (Cost: $5,498,644,486)			7,020,905,169

Short Term Investments—3.1%
Repurchase Agreement—3.1%
IBT Repurchase Agreement, 4.75% dated 6/30/2006 due 7/3/2006, repurchase price $230,364,220, collateralized by Government National Mortgage Association Bonds with rates of 5.000%, with maturities of 2/20/2033 - 8/20/2034, and with a market value plus accrued interest of $42,737,409, and by Small Business Administration Bonds, with rates of 7.125% - 8.375%, with maturities from 2/25/2015 - 11/25/2030, and with a market value plus accrued interest of $199,049,312	$230,273,070	$230,273,070
Total Repurchase Agreement (Cost: $230,273,070)		230,273,070
Total Short Term Investments (Cost: $230,273,070)		230,273,070
Total Investments (Cost $5,728,917,556)—99.6%		$7,251,178,239
Foreign Currencies (Cost $3,780,458)—0.1%		$3,791,417
Other Assets In Excess Of Other Liabilities—0.3%		22,380,141
Total Net Assets—100%		$7,277,349,797

(a)  All or a portion of security out on loan.

(b)  Represents an American Depository Receipt.

(c)  Non-income producing security.

THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL
SMALL CAP FUND

Report from David G. Herro and Chad M. Clark, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (6/30/06) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX17

		Average Annual Total Returns
		(as of 6/30/06)
	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/95)
Oakmark International Small Cap Fund (Class I)	-0.58%	31.38%	21.59%	13.74%	14.39%
MSCI World ex U.S.	0.67%	26.89%	10.40%	6.76%	7.45%
MSCI World ex U.S. Small Cap[20]	-3.54%	28.31%	18.54%	N/A	N/A
Lipper International Small Cap Index[21]	-2.72%	31.73%	17.72%	11.64%	N/A

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark International Small Cap experienced a loss of 1% for the quarter ended June 30, 2006, outperforming some of our benchmark indices. More importantly, however, for the past twelve months and since inception your Fund is up 31% and 14% respectively, outpacing the MSCI World ex U.S. Index with returns of 27% and 7%.

Markets experienced strong volatility this quarter. The main indices rose nearly 8.5% through early May, only to fall 7.5% over the past six weeks. With risk aversion increasing, emerging markets and smaller-cap stocks experienced their first declines in several quarters. This was not an international phenomenon alone, as the Russell 2000 Index22 in the U.S. fell 5% in the quarter.

In these turbulent markets, the Fund benefited greatly from both geographic allocation and stock selection. One of the worst performing small cap markets in the quarter was Japan, whose small cap index declined over 13%. As we've discussed many times in previous letters, we continue to be relatively underweight in the Japanese market not because we don't like Japan in general, but because we haven't found sufficient companies and management teams in the country that meet our quantitative and qualitative criteria. The Fund's underweighting in Japan was the largest contributor to performance.

Stock selection in Switzerland and the United Kingdom was particularly strong, and the Fund's large overweighting in these two markets more than compensated for its underweighting in Japan. The Fund's Swiss and UK names returned 6% and 5% (in U.S. dollars) respectively in the quarter, solidly ahead of both countries' return in the MSCI World ex U.S. Small Cap Index.

Large Contributors

Carpetright PLC, a UK retailer and a name we've discussed in the past, continued to rebound in the quarter, gaining 16%. As you may recall, we aggressively added to this position in the summer of 2005 as the shares fell in response to a slowing UK housing new-build and refurbishment market. As we noted at the time, carpet retail is cyclical by nature, but Carpetright is very well managed, generates strong returns on capital and throws off massive amounts of free cash flow. During the general market downturn, Carpetright's business model and management team have shined. Carpetright has gained tremendous market share, as the group outperformed the overall market by an estimated 1300 basis points in 2005. It has done this despite moving a large portion of its retail outlets to third-tier,

THE OAKMARK INTERNATIONAL SMALL CAP FUND

lower-cost, out-of-town locations. International operations in Belgium and the Netherlands are also improving, and Polish operations are gaining scale. In the second half of 2006, Carpetright posted a significant improvement in both sales and operating profit. We continue to be large holders of the stock.

Gurit Holding AG, a Swiss holding company, was the second largest contributor to performance in the quarter. Gurit's management had built a very unique collection of quality assets via acquisition, including dental supplies, industrial composites, and textile machine components. However, we became increasingly critical of their operational execution as profits fell in their two non-healthcare operations. The Board became critical as well, deciding in the fall of 2005 to split the businesses and terminate the CEO, refocusing the remaining management and unlocking a large amount of value. Since the announcement, Gurit's shares have advanced almost 60%. The textile machine components operations have been divested, and we believe the dental business looks particularly attractive in a consolidating industry. As the share price has neared our target price, we've been trimming our holding.

Mabuchi Motor, a Japanese manufacturer of a variety of mini-motors, advanced 17% in the quarter, well ahead of its local benchmark. After a sustained period of tough consumer electronics markets, the group appears to have hit an inflection point. First quarter results point to a slowing rate of decline in the consumer-related sales and a large increase in auto-related sales. Mabuchi continues to pay out virtually 100% of its free cash flow in dividends and share repurchases and remains well over-capitalized.

Detractors

Sogecable, the leading Spanish pay-TV provider, was the worst performer in the quarter, falling 28%. Sogecable currently owns the rights to broadcast all Spanish soccer games, of which all but one game per week are resold to other content providers. In May, a Spanish content provider bid for the TV rights for Barcelona's soccer team. This isn't very valuable because without owning the rights to the remaining teams you can't broadcast the match. While such deals create confusion and noise, Sogecable will retain the rights to Barcelona for the next couple years. However, it is clear that pricing for soccer content will increase. Sogecable has lost nearly 1B Euros in market capitalization for what is anticipated to be a couple hundred of millions in increased content costs. We believe this is a gross over-reaction given that Sogecable will retain the top pay-TV position in the under-penetrated Spanish market, a valuable Canal-Plus franchise, movie exclusivity and at a minimum pay-per-view access to soccer matches. We have added to our position in the quarter.

MLP, one of the two leading independent financial advisors in Germany, fell 13% in the quarter. Management has set very aggressive targets for new customer additions and sales of pension and investment products. The first quarter results showed increasing consultants and customers, yet brokerage revenues fell like-for-like. We continue to believe the independent financial advisors will benefit strongly as large unfunded state pension schemes transition to private and corporate offerings. MLP's advisors will become more productive as training improves and a greater share complete the required exams to sell a broader product portfolio.

Portfolio Composition

We sold our entire positions in Coloplast, Alfa Laval and Robert Wiseman in the period as each reached its respective sell price. We've used the market volatility to begin building a number of new positions including: Kimberly Clark de Mexico, a manufacturer of diapers and bathroom tissue; Binggrae, a South Korean food products company; Britvic, a UK soft drinks and juices bottler; Boewe Systec, a German manufacturer of mail inserting and cutting machines; and Australian Pharmaceutical Industries, an Australian pharma distributor.

Geographically, our portfolio weightings remain very similar to last quarter with Europe and the UK representing 71% of investments and the majority of the balance excluding cash in the Pacific Rim.

After having a tremendous run over the past four years, both small capitalization international stocks and emerging markets retrenched in the quarter. Our strong new idea generation is evidence of this, with five new names added in the quarter, two of which hail from emerging markets. In addition to idea generation, the volatile markets allowed us to add to many of the Fund's positions that continue to demonstrate strong underlying performance, yet whose share prices declined along with the overall markets. We are excited and thank you for your continued confidence.

David G. Herro, CFA Portfolio Manager dherro@oakmark.com	Chad M. Clark, CFA Portfolio Manager cclark@oakmark.com

THE OAKMARK INTERNATIONAL SMALL CAP FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND

International Diversification—June 30, 2006 (Unaudited)

THE OAKMARK INTERNATIONAL SMALL CAP FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—June 30, 2006 (Unaudited)

Name	Description	Shares Held	Market Value
Common Stocks—96.5%
Advertising—1.1%
Asatsu-DK, Inc. (Japan)	Advertising Services Provider	400,200	$12,939,007
Apparel Retail—7.5%
JJB Sports plc	Sportswear & Sports
(Great Britain)	Equipment Retailer	13,334,000	$44,198,090
Matalan plc (Great Britain)	Clothing Retailer	13,827,935	43,214,343
			87,412,433
Apparel, Accessories & Luxury Goods—2.2%
Bulgari S.p.A. (Italy)	Jewelry Manufacturer & Retailer	2,312,000	$26,230,041
Auto Parts & Equipment—2.6%
Kongsberg Automotive	Auto Parts & Equipment
ASA (Norway)	Manufacturer	3,094,400	$27,340,520
Wagon PLC (Great Britain)	Auto Parts & Equipment Manufacturer	759,954	3,256,799
			30,597,319
Broadcasting & Cable TV—5.4%
Sogecable SA (Spain) (a)	Cable Television Services	1,298,500	$37,352,436
Media Prima Berhad (Malaysia)	Film Producer & Sports Promoter	37,018,200	16,320,447
M6 Metropole Television (France)	Television Entertainment Channel Owner & Operator	297,700	9,317,520
			62,990,403
Home Improvement Retail—3.6%
Carpetright plc (Great Britain)	Carpet Retailer	1,786,400	$41,887,250
Photographic Products—1.6%
Vitec Group plc (Great Britain)	Photo Equipment & Supplies	2,383,907	$19,165,175
Publishing—4.8%
Daekyo Co., Ltd. (Korea)	Educational Information Service Provider	371,900	$29,399,209
Tamedia AG (Switzerland)	TV Broadcasting & Publishing	168,224	16,374,509
SCMP Group, Ltd. (Hong Kong)	Newspaper Publisher & Distributor	31,402,000	10,613,838
			56,387,556
Restaurants—0.1%
Alsea SA (Mexico)	Pizza Restaurants	311,800	$1,099,702

THE OAKMARK INTERNATIONAL SMALL CAP FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—June 30, 2006 (Unaudited) cont.

Name	Description	Shares Held	Market Value
Common Stocks—96.5% (cont.)
Textiles—1.8%
Chargeurs SA (France) (a)	Wool, Textile Production & Trading	790,182	$20,931,230
Brewers—0.4%
Kook Soon Dang Brewery Co., Ltd. (Korea)	Wine & Spirits Manufacturer	437,000	$4,518,545
Distillers & Vintners—1.1%
Baron De Ley, S.A.	Beverages, Wines, & Spirits
(Spain) (a)	Manufacturer	232,057	$12,688,735
Household Products—0.3%
Kimberly-Clark de
Mexico S.A. de C.V	Hygiene Products Manufacturer,
(Mexico)	Marketer & Distributor	967,000	$3,063,534
Packaged Foods & Meats—2.7%
Lotte Confectionery Co., Ltd. (Korea)	Candy & Snacks Manufacturer	17,104	$21,543,378
Binggrae Co., Ltd. (Korea)	Dairy Products Manufacturer	167,000	6,908,827
Alaska Milk Corporation (Philippines)	Milk Producer	56,360,000	3,182,533
			31,634,738
Soft Drinks—0.2%
Britvic Plc (Great Britain)	Soft Drink Manufacturer & Supplier	771,000	$2,851,466
Asset Management & Custody Banks—7.1%
Julius Baer Holding AG-B (Switzerland)	Asset Management	522,600	$45,397,014
MLP AG (Germany)	Asset Management	1,817,800	37,456,670
			82,853,684
Insurance Brokers—2.9%
Benfield Group Ltd. Common Stock (Great Britain)	Reinsurance Service Provider	5,352,000	$34,119,626
Multi-Sector Holdings—2.4%
Pargesa Holding AG, Class B (Switzerland)	Diversified Operations	297,100	$28,165,629

THE OAKMARK INTERNATIONAL SMALL CAP FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—June 30, 2006 (Unaudited) cont.

Name	Description	Shares Held	Market Value
Common Stocks—96.5% (cont.)
Other Diversified Financial Services—0.2%
Ichiyoshi Securities Co., Ltd. (Japan)	Stock Broker	143,000	$2,162,994
Real Estate Management & Development—1.1%
Countrywide PLC (Great Britain)	Real Estate Service Provider	1,359,000	$12,565,314
Health Care Distributors—1.3%
Australian Pharmaceutical
Industries Limited	Pharmaceutical Products
(Australia)	Distributor	8,716,000	$14,961,546
Health Care Supplies—2.0%
Ansell Limited (Australia)	Protective Rubber & Plastics Products	1,932,884	$13,889,273
Medisize Holding AG (Switzerland) (a)	Medical & Dental Applications Holding Company	140,000	9,619,239
			23,508,512
Pharmaceuticals—1.7%
Santen Pharmaceutical Co., Ltd. (Japan)	Pharmaceuticals	820,200	$19,494,443
Air Freight & Logistics—1.7%
Mainfreight Limited (New Zealand)	Logistics Services	5,786,405	$19,567,394
Commercial Printing—0.9%
De La Rue Plc (Great Britain)	Commercial Printing	1,053,190	$10,643,410
Diversified Commercial and Professional Services—3.6%
Intrum Justitia AB (Sweden)	Diversified Financial Services	2,546,643	$25,301,000
Prosegur, Compania de Seguridad SA (Spain)	Security & Transportation Services	677,700	16,902,838
			42,203,838
Industrial Conglomerates—2.2%
Haw Par Corporation Limited (Singapore)	Diversified Operations	4,086,687	$14,716,566
Rheinmetall AG (Germany)	Automotive Pump Manufacturer	144,300	10,060,743
			24,777,309

THE OAKMARK INTERNATIONAL SMALL CAP FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—June 30, 2006 (Unaudited) cont.

Name	Description	Shares Held	Market Value
Common Stocks—96.5% (cont.)
Industrial Machinery—10.7%
Interpump Group S.p.A. (Italy)	Pump & Piston Manufacturer	4,124,100	$36,133,271
Schindler Holding AG (Switzerland)	Escalator & Elevator Manufacturer	549,000	29,054,272
Saurer AG (Switzerland) (a)	Textile Equipment Manufacturer	298,853	22,733,900
Halma plc (Great Britain)	Electronic Instrument Producer	4,468,700	16,341,111
Pfeiffer Vacuum Technology AG (Germany)	Vacuum Pump Manufacturer	166,000	10,503,584
LISI (France)	Industrial Fastener Manufacturer	149,048	10,199,232
			124,965,370
Office Services & Supplies—2.2%
Domino Printing Sciences plc (Great Britain)	Printing Equipment	4,832,700	$25,402,368
Communication Equipment—2.6%
Tandberg ASA (Norway)	Develops & Markets Communication Equipments	3,663,000	$30,304,824
Computer Storage & Peripherals—1.2%
Lectra (France)	Manufacturing Process Systems	2,186,404	$14,681,730
Data Processing & Outsourced Services—1.8%
Baycorp Advantage Limited (Australia)	Credit Reference Services	8,662,000	$20,661,910
Electronic Equipment Manufacturers—4.0%
Mabuchi Motor Co.,	Digital Camera Motors
Ltd. (Japan)	Manufacturer	546,000	$32,634,044
Orbotech, Ltd. (Israel) (a)	Optical Inspection Systems	536,500	12,301,945
Vaisala Oyj, Class A (Finland)	Atmospheric Observation Equipment	77,800	2,388,242
			47,324,231
Home Entertainment Software—3.2%
Square Enix Co., Ltd. (Japan)	Entertainment Software	1,808,500	$37,611,237
IT Consulting & Other Services—1.7%
Morse plc (Great Britain)	Business & Technology Solutions	13,929,000	$20,219,643

THE OAKMARK INTERNATIONAL SMALL CAP FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—June 30, 2006 (Unaudited) cont.

Name	Description	Shares Held/ Par Value	Market Value
Common Stocks—96.5% (cont.)
Office Electronics—2.4%
Neopost SA (France)	Mailroom Equipment Supplier	220,700	$25,151,712
Boewe Systec AG (Germany)	Automated Paper Management Systems Producer	60,358	3,562,822
			28,714,534
Industrial Gases—0.9%
Taiyo Ink Mfg. Co., Ltd. (Japan)	Manufacturer of Resist Inks	218,000	$11,105,732
Specialty Chemicals—1.8%
Croda International plc (Great Britain)	Chemical Producer	1,625,900	$13,044,791
Gurit-Heberlein AG (Switzerland)	Chemical Producer	14,000	7,872,889
			20,917,680
Alternative Carriers—1.5%
Asia Satellite Telecommunications Holdings Limited (Hong Kong)	Satellite Operator	10,633,500	$18,073,240
Total Common Stocks (Cost: $876,512,495)			1,129,403,332

Short Term Investments—2.9%
Repurchase Agreement—2.9%
IBT Repurchase Agreement, 4.75% dated 6/30/2006 due 7/3/2006, repurchase price $33,523,953, collateralized by a Government National Mortgage Association Bond with a rate of 5.625%, with maturity at 1/20/2034, and an aggregate market value plus accrued interest of $10,689,539, and by Small Business Administration Bonds, with rates of 7.550% - 9.125%, with maturities from 11/25/2015 - 11/25/2029, and an aggregate market value plus accrued interest of $24,496,684	$33,510,688	$33,510,688
Total Repurchase Agreement (Cost: $33,510,688)		33,510,688
Total Short Term Investments (Cost: $33,510,688)		33,510,688
Total Investments (Cost $910,023,183)—99.4%		$1,162,914,020
Foreign Currencies (Cost $1,074,992)—0.1%		$1,092,970
Other Assets In Excess Of Other Liabilities—0.5%		6,370,550
Total Net Assets—100%		$1,170,377,540

(a)  Non-income producing security.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

This material must be preceded or accompanied by a prospectus. To order a prospectus, which explains management fees and expenses and the special risks of investing in the Funds, visit oakmark.com or call 1-800-OAKMARK. Please read the prospectus carefully before investing.

The discussion of investments and investment strategy of the Funds (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the investments of the Funds and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

The performance data quoted represents past performance. The above performance for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data visit oakmark.com.

The performance information for Class I shares of The Oakmark Fund, The Oakmark Select Fund, The Oakmark Equity & Income Fund, The Oakmark Global Fund, The Oakmark International Fund and The Oakmark International Small Cap Fund does not reflect the imposition of a 2% redemption fee on shares held by an investor for 90 days or less. The purpose of this redemption fee is to deter market timers.

Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Because The Oakmark Select Fund is non-diversified, the performance of each holding will have a greater impact on the Fund's total return, and may make the Fund's returns more volatile than a more diversified fund.

The Oakmark Equity and Income Fund closed to certain new investors as of 5/7/04. The Oakmark Global Fund and The Oakmark International Fund closed to certain new investors as of 12/15/03. The Oakmark International Small Cap Fund closed to new investors as of 5/10/02.

Equity and Income invests in medium- and lower-quality debt securities that have higher yield potential but present greater investment and credit risk than higher-quality securities, which may result in greater share price volatility. An economic downturn could severely disrupt the market in medium or lower grade debt securities and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

Investing in foreign securities represents risks which in some way may be greater than in U.S. investments. Those risks include: currency fluctuation; different regulation, accounting standards, trading practices and levels of available information; generally higher transaction costs; and political risks.

The stocks of smaller companies often involve more risk than the stocks of larger companies. Stocks of small companies tend to be more volatile and have a smaller public market than stocks of larger companies. Small companies may have a shorter history of operations than larger companies, may not have as great an ability to raise additional capital and may have a less diversified product line, making them more susceptible to market pressure.

  1.  Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

  2.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

  3.  The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

  4.  The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot actually make investments in this index.

  5.  The NASDAQ Composite Index is a market value weighted index of all common stocks listed on NASDAQ. This index is unmanaged and investors cannot actually make investments in this index.

THE OAKMARK FUNDS

  6.  Market Cap is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.

  7.  EPS refers to Earnings Per Share and is calculated by dividing total earnings by the number of shares outstanding.

  8.  The Dow Jones Industrial Average is an unmanaged index that includes only 30 big companies. This index is unmanaged and investors cannot actually make investments in this index.

  9.  The Lipper Large Cap Value Fund Index is an equally weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot actually make investments in this index.

  10.  The S&P MidCap 400 is an unmanaged broad market-weighted index of 400 stocks that are in the next tier down from the S&P 500 and that are chosen for market size, liquidity, and industry group representation. This index is unmanaged and investors cannot actually make investments in this index.

  11.  The Lipper Mid Cap Value Fund Index measures the performance of the 30 largest U.S. mid-cap value funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

  12.  The Lipper Balanced Fund Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

  13.  Lehman Brothers Government/Corporate Bond Index is a benchmark index made up of the Lehman Brothers Government and Corporate Bond indexes, including U.S. government Treasury and agency securities as well as corporate and Yankee bonds. This index is unmanaged and investors cannot actually make investments in this index.

  14.  The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of December 2003 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. This index is unmanaged and investors cannot actually make investments in this index.

  15.  The Lipper Global Fund Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot actually make investments in this index.

  16.  The quoted passages are taken from "DJ Tales of the Tape: Pure-Play Investors Looking Past XTO" by Alex Davidson, Dow Jones Newswires, April 10, 2006.

  17.  The MSCI World Index ex U.S. is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of April 2002 the MSCI World Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. This index is unmanaged and investors cannot actually make investments in this index.

  18.  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of December 2003 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This index is unmanaged and investors cannot actually make investments in this index.

  19.  The Lipper International Fund Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot actually make investments in this index.

  20.  The MSCI World ex U.S. Small Cap Index is the small cap component of the MSCI World ex U.S. Standard Index. Securities selected represent 40% of the small cap asset class in each developed market on a capitalization-weighted basis. This index is unmanaged and investors cannot actually make an investment in this index.

  21.  The Lipper International Small Cap Funds Index measures the performance of the 10 largest international small-cap funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

  22.  The Russell 2000 Index is an unmanaged, market-weighted index, with dividends reinvested, of 2,000 small companies, formed by taking the largest 3,000 small companies and eliminating the largest 1,000 of those companies. This index is unmanaged and investors cannot actually make investments in this index.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Investment Philosophy

All Oakmark managers follow a consistent investment philosophy—to invest in companies they believe are trading at a substantial discount to underlying business value. Critical to this philosophy is to invest with management teams who are committed to maximizing the company's business value.

Three key tenets of our
investment philosophy:

1  Buy businesses trading at a significant discount to our estimate of true business value.

2  Invest in companies expected to grow shareholder value over time.

3  Invest with management teams who think and act as owners.

Investment Process

We seek to identify undervalued companies through an intensive, in-house research process. This process is not based on macro-economic factors, such as the performance of the economy or the direction of interest rates. Nor is it based on technical factors, such as the performance of the stock market itself. And, while some value managers might use only one summary statistic—such as price-earnings ratio—our investment professionals take a more in-depth approach using a range of valuation measures appropriate for a specific company or industry.

From the universe of thousands of equity securities, our team generates investment ideas through a variety of methods. If a security appears attractive, detailed quantitative and qualitative research follows. This careful process of identifying undervalued stocks results in an "approved list."

The Result: a unified effort aimed at identifying the best values in the marketplace. From the list of approved stocks, each fund manager constructs a relatively focused portfolio, built on a stock-by-stock basis from the bottom up.

Who Should Invest

Any investor who is seeking a disciplined value manager for the purposes of growing and diversifying a portfolio should consider one of The Oakmark Funds, keeping in mind that all equity investments should be considered long-term investments. As value investors, we recognize that patience is a virtue and believe that, over the long term, investors are rewarded for their patience. We generally hold the companies in which we invest for three to five years, a time horizon that we encourage our shareholders to consider as well.

How to Use Value Funds
in an Overall Portfolio

Investment styles tend to move in cycles. One style may be in favor for a few years while the other is out of favor, and vice versa. Diversifying the stock portion of your portfolio may help reduce overall volatility—and potentially provide more consistent returns over time.

THE OAKMARK FUNDS

The Oakmark Glossary

Book value – A company's common stock equity as it appears on a balance sheet, equal to total assets minus liabilities, preferred stock, and intangible assets such as goodwill. A company's book value often differs substantially from economic value, especially in industries such as media.

Business value/Intrinsic value – The perceived or estimated actual value of a security, as opposed to its current market price or book value. Business value can be evaluated based on what a knowledgeable buyer would pay for a business if the company were sold in its entirety.

Growth investing – Investors who look for companies based on whether the stock of a company is growing earnings and/or revenue faster than the industry as a whole or the overall market. Growth investors generally expect high rates of growth to persist, and the stock, in turn, to deliver returns exceeding the market's. A growth mutual fund is generally one that emphasizes stocks believed to offer above-average growth prospects, with little to no emphasis on the stock's current price.

M & A (Mergers & Acquisitions) – Merger: the combining of two or more entities into one, through a purchase acquisition or a pooling of interests. Acquisition: can also be called a takeover, and is defined as acquiring control of a corporation, called a target, by stock purchase or exchange, either hostile or friendly.

Market capitalization (market cap or cap) – The market price of an entire company on any given day, calculated by multiplying the number of shares outstanding by the price per share.

Momentum investing – Approach to investing based on the belief that stock price trends are likely to continue. Momentum investors tend to buy stocks that have been outperforming the market and to sell those stocks when their relative performance deteriorates. Momentum investors do not consider a company's underlying value or fundamentals in their investment decisions.

Multiple – A ratio used to measure a stock's valuation, usually greater than 1. Sometimes used to mean price/earnings ratio.

P/B or Price-to-Book Ratio – A stock's capitalization divided by its book value. The value is the same whether the calculation is done for the whole company or on a per-share basis.

P/E or Price-to-Earnings Ratio – The most common measure of a stock's valuation. It is equal to a stock's capitalization divided by its after-tax earnings over a 12-month period. The value is the same whether the calculation is done for the whole company or on a per-share basis. Equivalently, the cost an investor in a given stock must pay per dollar of current annual earnings. Also called earnings multiple.

Share repurchase – Program through which a corporation buys back its own shares in the open market, typically an indication that the corporation's management believes the stock price is undervalued.

Value investing – Investors who utilize valuation measures such as business value (including growth rate), price/earnings ratio, price/book ratio, and yield to gauge the attractiveness of a company. Managers who employ a value investment style believe that the true, underlying value of a company is not reflected in its current share price, and, over time, the price has potential to increase as the market recognizes the overall value of the business. Value stocks sell at relatively low prices in relation to their underlying business value, earnings, or book value.

Stocks become undervalued for a variety of reasons, including an overall market decline, or when a specific industry falls into disfavor and investors view all companies in that industry in the same light. Consequently, an individual company's stock price may fall, even though it may be only temporarily affected by the industry's problems and its underlying value has remained unchanged.

"x times earnings" ("12 times earnings") – Another way to express a stock's price-to-earnings (P/E) ratio. A stock with a P/E ratio of 12 sells at 12 times earnings.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Trustees and Officers

Trustees

Gary N. Wilner, M.D.—Chairman

Michael J. Friduss

Thomas H. Hayden

Christine M. Maki

John R. Raitt

Allan J. Reich

Steven S. Rogers

Marv R. Rotter

Burton W. Ruder

Peter S. Voss

Officers

John R. Raitt—President

Robert M. Levy—Executive Vice President

Henry R. Berghoef—Vice President

Chad M. Clark—Vice President

Kevin G. Grant—Vice President

David G. Herro—Vice President

Clyde S. McGregor—Vice President

William C. Nygren—Vice President

Vineeta D. Raketich—Vice President

Janet L. Reali—Vice President and Secretary

Ann W. Regan—Vice President and Assistant Secretary

Kristi L. Rowsell—Vice President

Edward A. Studzinski—Vice President

Robert A. Taylor—Vice President

Christopher P. Wright—Vice President

John J. Kane—Treasurer

Other Information

Investment Adviser

Harris Associates L.P.

Two North LaSalle Street

Chicago, Illinois 60602-3790

Transfer Agent

Boston Financial Data Services, Inc.

Quincy, Massachusetts

Legal Counsel

Bell, Boyd & Lloyd LLC

Chicago, Illinois

Independent Registered Public
Accounting Firm

Deloitte & Touche LLP

Chicago, Illinois

For More Information

Please call 1-800-OAKMARK

(1-800-625-6275)

or 617-483-3250

Website

oakmark.com

To obtain a prospectus, an application or periodic reports, access our web site at oakmark.com, or call 1-800-OAKMARK (1-800-625-6275) or
(617) 483-3250.

The Funds will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q's are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at oakmark.com; and on the Securities and Exchange Commission's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the twelve months ended the preceding June 30 will be available through a link on the Funds' website at oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.
No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds, however, a shareholder may incur a 2% redemption fee on an exchange or redemption of Class I shares held for 90 days or less from any Fund.

1-800-OAKMARK

oakmark.com

The Oakmark Funds are distributed by Harris Associates Securities L.P., member NASD. Date of first use: July 2006.